Exhibit 10.4

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Business Cooperation Agreement on Agent Data Promotion

Contract No.: CONT20220622453051

Party A:Henan Ocean Engine Information Technology Co., Ltd.

Address: Room 901, 9/F, Block A, Zhengzhou Baoye Building, 1 Boti Road, Zhongyuan District, Zhengzhou, Henan Province

Contact: Xing Yue

Tel.: [*]

Email: [*]

Mailing address: [*]

(The email address agreed in the Agreement or the email address with the confirmed suffix of @bytedance.com is the valid email address of Party A for sending and receiving notices)

Party B: Beijing Haoxi Digital Technology Co., Ltd.

Address: Room 801, Block C, Floor 8, Building 103, Huizhongli, Chaoyang District, Beijing

Contact: Xu Lei

Tel.: [*]

Email address: [*]

Mailing address: Room 801, Tower C, Floor 8, Building 103, Huizhongli, Chaoyang District, Beijing

(The email address agreed in the Agreement or the email address with the confirmed suffix of @haoximedia.com is the valid email address of Party B for sending and receiving notices)

In accordance with the existing laws, regulations, rules and national standards of the People’s Republic of China, Party A and Party B have entered into the Agreement through friendly negotiation on the data promotion services entrusted by Party B to Party A for customers of Party B. The Agreement on Ocean Engine Data Promotion Service confirmed by Party B (website: https://ad.oceanengine.com/ overture/account/agreement/, hereinafter referred to as the “Online Agreement”) and other relevant agreements, platform rules, service use rules, notices, etc. on Ocean Engine data promotion services that Party A may issue shall all constitute an integral part of the Agreement. Party A shall have the right to update the above agreements, rules, notices and contents from time to time, and inform Party B through webpage announcement, system message, email, call or letter, etc. Such notice shall be deemed to have been served to Party B and binding on Party B upon it is announced or sent.

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Part I Terms of Business

Article 1 Cooperation Matters and Definitions

1.	Party B shall entrust Party A to provide data promotion services for Party B in accordance with the Agreement, and pay the data promotion fees to Party A as agreed. Party A shall authorize Party B as the comprehensive agent in China, except for the advantageous agency scope of local industry, automobile manufacturers, automobile dealers and real estate developers (Party A shall have the right to unilaterally adjust and change the agency scope and period of Party B, which shall be subject to Party A’s notice). During the agency period, Party B can only act as the agent for the data promotion services within the scope authorized by Party A, and shall not have customer conflict with Party A’s advantageous agent involved in the business in the territory. Regardless of any legal relationship formed or existing between Party B and its customers, Party B shall sign corresponding agreements with its customers in its own name and directly enjoy rights and assume obligations as a party to such agreements. Party B shall clearly agree with its clients on their respective scope of work, specific service matters, service standards and other contents. Party B shall not refuse to perform the Agreement for any reason between it and its customers. In case of any dispute or controversy arising from Party B’s breach of the agreement signed with the customers or unclear agreement with the customers, Party B shall settle the dispute or controversy with the customers by itself.

2.	Data promotion platforms refer to the Ocean Engine Platform legally operated by Party A or its affiliates and the platforms added subsequently to provide specific types of data promotion services (Party B can only act as agent for the business of data promotion service corresponding to the new platforms with Party A’s written authorization and confirmation) and can provide data promotion, cost statistics, data query, analysis, material management and other services (subject to the actual condition of the platforms).

3.	Platform rules refer to various normative documents that have been or will be issued on the data promotion platform or relevant platforms added subsequently, including but not limited to relevant rules, specifications, notices, announcements and other contents to be abided by Party B when using relevant services under the Agreement.

4.	With respect to the Agreement, “Party B’s products” or “products” refer to the goods or services produced or sold by Party B or its customers or any other legal publicity objects provided by Party B or its customers. Party B shall have the legal rights necessary for data promotion in the performance of the Agreement, including but not limited to copyright, trademark right and portrait right.

5.	Party B can make corresponding selections, settings or operations according to the rules and guidelines of the data promotion platforms, or display the content material on the relevant pages, interfaces or positions of the client applications, websites, mini programs and other partner network platforms of Party A’s affiliates (hereinafter referred to as “traffic network platforms”) or use and enjoy corresponding services and functions through the data promotion services provided by Party A otherwise agreed in the Agreement (such as email confirmation by the parties).

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6.	With respect to the Agreement, the “data promotion service” may include any one of the following forms or a combination thereof:

(1)	Publish advertisements in the form of pictures, texts, videos, audios, etc. for Party B’s products on the traffic network platforms;

(2)	Publish the content provided by Party B that describes, introduces or promotes Party B’s products mainly in the form of texts on the traffic network platforms;

(3)	Publish the network/download link address provided by Party B on the traffic network platforms. Users of the traffic network platforms can view or use specific services, goods or download APP products by clicking the links and jumping to the corresponding page. Party B shall ensure the legality of the landing page to which the link points and the content and qualification of the downloaded products;

(4)	Paid search services to promote goods, services or other publicity objects;

(5)	Other data promotion services applicable to promoting Party B’s products.

7.	Promotion content/content material refers to the keyword information and website information submitted by Party B or its customers, as well as the information content designed and produced by Party B or its customers or others entrusted by Party B or its customers according to law, which is used to display the brand of Party B or its customers, as well as the products and services produced by or licensed to be sold by Party B or its customers, including but not limited to pictures, texts, videos, audios, music, flash, live broadcast, etc. The content material includes the landing page itself.

8.	Landing page refers to the page to which the link contained in the content material points, that is, the page to which the user jumps or redirects after clicking the content material.

9.	Self-produced programs and specific activities refer to videos, movies or TV plays, variety shows, sports events or live broadcast parties, etc. that are shot and produced by Party A and/or its affiliates or any entrusted third party, or whose right of placing commercial contents is granted to the same.

Article 2 Cooperation Period

1.	The cooperation period between Party A and Party B starts from June 16, 2022 to September 30, 2022. Upon the expiration of the above cooperation period, the data promotion services under the Agreement will be terminated. If the Agreement is canceled or terminated in advance, the above cooperation period will expire on the date of early cancellation/termination. If there is still any prepaid cash balance in Party B’s data promotion account (hereinafter referred to as the “cash balance”) that has not been consumed after the expiration of the above cooperation period and Party B chooses to continue to use it, the cash balance can only be used for bidding data promotion and can be extended until the date when the cash balance is used up. Unless otherwise agreed by the Parties, the data promotion during the extension period shall still be subject to the Agreement. After the expiration of the above cooperation period, Party B shall not renew under the Agreement, but can only consume the above cash balance. However, the consumption after January 1, 2023 shall not be used for the rebate accounting corresponding to the Agreement and/or the supplementary agreements and other documents subsequently signed by the Parties.

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2.	If there is any prepaid cash balance in Party B’s data promotion account that has not been consumed before the signing of the Agreement, Party B shall confirm that the prepaid cash balance will be transferred to the Agreement and subject to the Agreement from the cooperation start date agreed in the Agreement.

3.	If there is still any grant amount available in Party B’s customer data promotion account upon the expiration of the cooperation period of the Agreement, the relevant grant amount may continue to be used for data promotion and consumption before the expiration period displayed on the platforms. The data promotion during the consumption of the grant amount shall still be subject to the Agreement, and the grant amount shall not be applied for refund or transferred to any third party or other customer data promotion accounts for use.

4.	After the expiration of the cooperation period of the Agreement, other non-cash amounts in Party B’s data promotion account other than the grant amount shall not be used for data promotion and consumption. If the non-cash amounts in Party B’s data promotion account are still used for data promotion and consumption, Party B shall agree and guarantee to pay Party A the data promotion fee corresponding to the consumed non-cash amounts in accordance with the Agreement.

Article 3 Data Promotion Modes

1.	Non-bidding data promotion: including but not limited to CPT (Cost Per Time), CPM (Cost Per Mille), CPV (Cost Per View), special project resource package and other non-standard resources. For the non-bidding data promotion, the specific time, position, price and other elements of data promotion shall be determined according to the Data Promotion Order (hereinafter referred to as the “Order”) signed by Party A and Party B before the data promotion or confirmed through the valid email address and the data promotion platforms agreed in the Agreement. If Party B places any order through the email address or data promotion platforms, the order shall be deemed as Party B’s true intention and shall have legal effect and binding force on Party B. The order shall come into effect after Party A confirms it with the valid email address or on the data promotion platforms agreed in the Agreement.

Party B acknowledges and confirms that: Party A or any entrusted third party will log in to the data promotion background and the account of Party B and its customers to check and operate according to the order, and confirm relevant online agreements and rules on behalf of Party B for the use of some functions, so as to realize the non-bidding data promotion and release.

During the cooperation period of the Agreement, if Party B changes the effective order, it shall inform Party A 30 days in advance with confirmation of Party A, and the Parties shall sign or confirm the changed order in the above-mentioned agreed manner; otherwise, it shall be deemed that the order has not been changed, and Party A and Party B shall still execute and settle the effective order before the change.

2.	Bidding data promotion: including but not limited to CPM (oCPM) (Optimized Cost Per Mille) and CPC (Cost Per Click), Party B shall carry out data promotion by online bidding in accordance with the rules of the data promotion platform and the placement operation guidelines.

3.	Party B acknowledges and confirms that: If Party B has selected the preferred media or scenario on the data promotion platforms, Party B’s promotion content will be mainly placed according to the media or scenario selected by Party B. At the same time, in order to provide Party B with better data promotion services, the data promotion platforms may optimize the content and format of Party B’s promotion content and intelligently expand it to other traffic scenarios. Based on the purpose of optimizing data promotion services, the data promotion platforms will adjust the size and format requirements of content material, placement position and form, data promotion modes, etc. from time to time.

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4.	Party B acknowledges and confirms that: regardless of what data promotion mode is adopted, Party A shall not make any express or implied commitment to the promotion effect of Party B’s use of the services under the Agreement and the sales volume, business performance and investment income of Party B’s products.

Article 4 Data Promotion Fee

1.	Charging Mode

According to the specific mode of data promotion agreed by Party A and Party B, Party B shall settle and pay the fee to Party A in the corresponding charging modes (including CPT, CPM, CPC, oCPM, etc.) and the charging currency is: RMB.

2.	Term of Payment

(i)	For Party B’s bidding data promotion, Party B shall pay Party A the data promotion fee according to the following agreed period:

For payment before data promotion (i.e. prepayment), the promotion fee shall be paid by Party B and received by Party A before data promotion. Each calendar month shall be taken as a settlement period. The Parties shall timely calculate the promotion fee incurred in the previous settlement period within the current settlement period, and Party A shall timely provide Party B with an invoice of the equal amount after receiving the sealed order or the Data Promotion Settlement Statement issued by Party B.

(i)	For Party B’s non-bidding data promotion, Party B shall pay Party A the data promotion fee according to the following agreed period:

For payment before data promotion (i.e. prepayment), the promotion fee shall be paid by Party B and received by Party A before data promotion. Each calendar month shall be taken as a settlement period. The Parties shall timely calculate the promotion fee incurred in the previous settlement period within the current settlement period, and Party A shall timely provide Party B with an invoice of the equal amount after receiving the sealed order or the Data Promotion Settlement Statement issued by Party B.

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3.	When Party B adopts non-prepayment, even if the payment period has not expired, as long as Party A has reasonable reasons to believe that Party B will or has lost its ability to pay or has the risk of overdue payment, Party A shall have the right to suspend Party B’s data promotion and require Party B to pay the fee immediately, and at the same time have the right to change Party B’s payment mode from “consumption before payment” to “prepayment” or require Party B to pay a certain amount of security deposit.

4.	Type of invoice: The invoice items that Party A can issue include: promotion fee/advertisement release fee/advertising fee, and the invoice types that Party A can issue for Party B include: special VAT invoice/general VAT invoice.

5.	Party B shall make payment by bank transfer, and Party A will not accept other payment methods. The settlement currency is RMB. The receiving bank account information of Party A is as follows:

Account name: Henan Ocean Engine Information Technology Co., Ltd.

Bank of deposit: [*]

Account No.: [*]

Article 5 Cooperation Policy

1.	Party B confirms that: During the cooperation period, Party A shall have the right to set relevant assessment indicators for Party B’s data promotion on a quarterly basis (subject to Party A’s separate email notice). Party A shall assess the completion and cumulative completion of Party B’s relevant assessment indicators in the previous quarter and before at the beginning of each quarter. If any assessment indicator of Party B is not completed, Party A shall have the right to immediately terminate the Agreement without bearing any liability for breach of contract/compensation.

2.	During the cooperation period of the Agreement, Party B shall apply to Party A for and confirm the data promotion and distribution policy or return policy approved by Party A through the valid email address agreed in this Agreement (hereinafter collectively referred to as the “annual frame policy”, including but not limited to the policy content, actual implementation of the policy and security deposit). The annual frame policy confirmed by Party B in the above way is the true intention of Party B, and has legal effect and binding force on Party B. If a separate written agreement is signed on the annual framework policy, the written agreement shall prevail.

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Part II General Provisions

Article 1 Personal Information Protection of Users

Under the Agreement, Party A and Party B shall process the user’s personal information in accordance with the requirements of relevant laws and regulations. The data provider promises that the data provided to the receiver complies with the laws and regulations and has obtained the authorization and consent of the relevant personal information subject, without infringement of the legitimate rights and interests of any third party. The data receiver undertakes to protect the security of personal information in a manner that meets the requirements of relevant laws and regulations and necessary measures, and to process relevant personal information in accordance with the laws and regulations, the above authorization and consent of the personal information subject and the Agreement.

Article 2 Accounts on Data Promotion Platforms

1.	The accounts created and registered by Party B and all its customers on the data promotion platforms shall only be used by Party B and its authorized subjects. Without the written consent of Party A, Party B shall not give, lend, rent, transfer or sell them in any form.

2.	Party B shall properly keep the accounts created and registered on the data promotion platforms and their passwords, maintain the security and confidentiality of the accounts and passwords, and fully bear the legal responsibilities for the activities and behaviors (including but not limited to online signing of agreements or data promotion) undertaken in the name of Party B’s account. If the account is stolen or the password is lost due to Party B’s improper storage or other force majeure, Party B shall bear the responsibility on its own. If the account or password is lost or forgotten, Party B may appeal to Party A or the data promotion platforms in time to retrieve the account or password. Party B understands and acknowledges that the password retrieval mechanism of Party A or the data promotion platforms can only identify whether the information filled in the appeal form is consistent with the system records, but cannot identify whether the appellant is the real authorized user of the accounts.

3.	Party B understands and agrees that in order to ensure the security of the accounts and the legitimate rights and interests of Party B, if Party B’s account is not logged in and not used for a certain period, Party A shall have the right to re-verify the identity and other information of the login party of Party B’s accounts according to the operation process of the data promotion platforms.

4.	After the cancellation or termination of the Agreement, Party A shall have the right to close all accounts created and registered by Party B and its customers on the data promotion platforms and their permissions.

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Article 3 Submission and Review of Data Promotion Content

1.	Within the scope agreed in the Agreement, the specific content of data promotion shall be subject to those submitted by Party B to Party A or uploaded to and accepted by the data promotion platforms after review.

2.	According to the modes of data promotion, Party B shall submit the content material in advance according to the specifications and size requirements of the data promotion platforms before data promotion. If Party B wants to change the data promotion content, it shall also submit the changed content material in advance as required by Party A, otherwise, Party B shall still pay the corresponding data promotion fee under the Agreement and bear the consequences arising from the failure to change the content material in time.

3.	The data promotion content and content material provided by Party B must be true and legal, and shall not be fake to deceive or mislead consumers, or violate laws, regulations, rules, and public moral codes, or be suspected of or constitute unfair competition and infringe the legitimate interests of any third party (including but not limited to infringement of the copyright, trademark right, patent right and other intellectual property rights of others, infringement of the personal rights or other legitimate rights and interests of others). They shall comply with relevant laws, regulations, and rules, otherwise, Party A shall have the right to refuse to publish them.

4.	Party B guarantees that it will not arbitrarily add links, buttons, QR codes and other operation entrances in the content material to guide users to download applications. If it is necessary to add any link or other operation entrances to guide users to download applications, Party B shall obtain Party A’s confirmation in advance and upload relevant application information through the application management center designated by Party A, add the download link in the way permitted by Party A or the data promotion platforms, and express the five-element information (application name, version information, developer name, permission information and privacy policy) to users. There shall be no inconsistency between the content material and relevant application information or other circumstances of misleading or inducing users to download, otherwise, Party A shall have the right to reject Party B’s data promotion demands, immediately remove the content material being released and require Party B to bear the corresponding responsibilities agreed in the Agreement.

5.	Party A will review the data promotion content and content materials submitted by Party B in accordance with the provisions of relevant laws, regulations and rules and the rules of the data promotion platform.

6.	The review and final delivery by Party A shall not relieve Party B’s guarantee liability for the authenticity and legality of the promotion contents, relevant qualifications and the products sold and promoted. Party B shall bear all legal responsibilities on its own for any controversies, demands and disputes arising from Party B’s data promotion contents or products sold and promoted, and if Party A and/or Party A’s affiliated companies suffer any losses (including but not limited to any third-party claims, compensation paid in advance or punishment by state authorities) incurred thereby, Party B shall compensate Party A and/or Party A’s affiliated companies in full for all losses incurred thereby. At that time, Party B shall not refuse to bear the liability for compensation according to the Agreement on the grounds that the promotion contents and/or content materials and relevant qualifications were reviewed, delivered by Party A/data promotion platform or provided by other third parties.

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7.	No matter whether it is within the scope of Party A’s review responsibility or not, once Party A finds that Party B’s data promotion content or products sold and promoted are prohibited by relevant laws and regulations or will likely lead to the risk of violations of laws and regulations, or there are serious violations of social public order and good morals, or when Party B, the customer represented by Party B and/or relevant personnel of Party B and of the customer represented by Party B (including but not limited to senior executives and spokesperson of Party B and/or of the customer represented by Party B) are reported or investigated by competent authorities in case of illegal, negative events or other improper behaviors, Party A shall have the right to immediately suspend the delivery and require Party B to make modifications within 2 natural days after receiving Party A’s written notice; and before Party B makes modifications according to Party A’s requirements, Party A shall have the right to refuse to release the data promotion content, and Party A shall not be liable for breach of contract for the delay in data promotion and release caused thereby. If Party B refuses to modify or fails to modify the data promotion content within the time limit, which affects the normal performance of Party A’s data promotion business, Party A shall have the right to unilaterally terminate the Agreement or require Party B to pay the corresponding data promotion fee during the delayed release period.

8.	Party B shall conduct its own review of the promotion content to be released with a high level of duty of care that professionals can fulfill, so as to avoid any illegal situation in the promotion content and content materials as much as possible.

9.	If Party A receives an investigation from a competent authority or a complaint from a third party due to reasons such as Party B’s data promotion content and/or content materials, sales and promotion of products, or Party B or the customer represented by Party B files a complaint against other third parties, Party B agrees that Party A will provide Party B’s cooperation information under the Agreement (including but not limited to the company entity information and data promotion information) to the competent authority or third party, and at the same time, Party B shall cooperate to solve the above investigations, complaints and disputes. If a third party complains that the promotion content of Party B infringes its legal rights, Party B shall provide a counter-notice and preliminary evidence as required by Party A to prove that it does not constitute infringement, and Party A shall have the right to provide the relevant qualification and other supporting documents provided by Party B to the third party. If Party B refuses to provide evidence or the evidence provided is insufficient to prove that it does not constitute infringement, Party A shall have the right to terminate the Agreement or suspend the delivery and require Party B to pay the liquidated damages for 20% of the corresponding data promotion fees of the content materials/products complained of infringement or RMB 30,000 (whichever is higher). If the liquidated damages are not enough to make up for Party A’s losses, Party B shall continue to compensate.

10.	In order to optimize and provide data promotion services that are more suitable for market demand, Party B authorizes Party A or Party A’s affiliated parties to migrate the accounts of the data promotion platform and/or relevant data in the accounts between the data promotion platforms to achieve the purpose of providing data promotion services.

11.	For the purpose of checking and ensuring the service quality provided by Party B to customers it represented, Party B authorizes Party A to provide information related to the entity identity, operation and data promotion of Party B to Party A’s affiliated companies or related operating platforms of affiliated companies for review and analysis.

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Article 4 Data Statistics

1.	Party A and Party B confirm that all data under the Agreement (including but not limited to data promotion information, release time, page views, clicks, etc.) shall be counted by Party A and adopted as the basis for settlement. Party A guarantees that the statistical data are objective and true.

Taking each data promotion period as a cycle during the execution of the Agreement, if Party B has any objection to the performance of the Agreement by Party A (including the execution of data promotion), Party B shall explicitly raise it to Party A in writing (valid in the form of e-mail, with corresponding materials attached at the same time, such as webpage copy, etc.) within 5 natural days after the end of the data promotion period. If Party B fails to raise an objection in the above-mentioned written form within the above objection period, it shall be deemed that Party B has no objection to the data promotion, execution and corresponding fees.

2.	Party B can only monitor and count the data promotion services supported by Party A and the data promotion types and resources opened by Party A in accordance with the Agreement and the order/scheduling agreement. Party B and the third-party statistical agencies entrusted by Party B that conform to the Agreement shall keep the information learned in the process of data statistics and monitoring strictly confidential, and promise to implement necessary management measures and technical means that are not lower than the overall level in the industry to protect the security of information and data, and shall not use the learned information for purposes other than those agreed in the Agreement.

3.	For non-bidding data promotion:

(1)	Party B may choose to entrust a third-party statistical agency notified by Party A to conduct data statistics.

(2)	Based on the data issued by Party A, if the difference between the statistical data of the third-party statistical agency entrusted by Party B and Party A’s data does not exceed 10% (including 10%), the data of the third-party statistical agency may prevail; if the difference exceeds 10%, Party A and Party B shall review the data together with the third-party statistical agency and correct the error according to the facts, and if it is confirmed that Party A’s data is incorrect, the data of the third-party statistical agency may prevail; but if it cannot be confirmed that Party A’s data is incorrect, Party A’s data shall prevail. If no agreement can be reached, the dispute shall be settled according to the dispute settlement method agreed in the Agreement.

(3)	Party A shall have the right to unilaterally adjust, reduce or change the third-party statistical agencies and notify Party B in advance. Only when Party B entrusts the corresponding third-party statistical agencies according to Party A’s latest notice, the error of data promotion of the non-bidding data can be implemented according to the preceding paragraph. If Party B selects other third-party statistical agencies for monitoring and data statistics other than the third-party statistical agencies agreed in the Agreement (subject to the latest notice of Party A), its statistical data shall be invalid unless agreed by Party A in writing.

(4)	In the above data review, the Parties confirm that they do not recognize and support the settlement, screening and identification rules of “synchronous click monitoring”, “frequency”, “TA%” and “ivt” data of third-party statistical agencies, and the rules of Party A shall prevail.

(5)	If Party B establishes a monitoring link by itself to conduct data statistics on non-bidding promotion, Party B confirms that all data under the Agreement shall be subject to the statistical data of Party A.

4.	For bidding data promotion, Party B may choose to entrust a third-party statistical agency or establish a monitoring link by itself for data statistics, but all data under the Agreement shall be subject to Party A’s statistical data.

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Article 5 Liability for Breach of Contract, Exceptions and Special Agreements

1.	Party B shall pay Party A the data promotion fees (including the security deposit, if any) according to the time and amount agreed in the Agreement. If Party B fails to pay the fees in full and on time as agreed, Party B shall pay an overdue fine of 3 ‰ of the total amount of outstanding fees for each day overdue until the arrears are paid off. Party A shall have the right to directly deduct the unpaid data promotion fees and overdue fine from the balance of Party B’s data promotion account (including cash balance, rebate amount, etc.); meanwhile, Party A shall have the right to suspend Party B’s data promotion demands in part or in whole from the overdue date, and does not assume any liability for breach of contract. If Party B fails to pay the full amount of data promotion fees within 15 days overdue, Party A shall have the right to terminate the data promotion of Party B without assuming any liability for breach of contract.

2.	In case of any of the following breaches of contract by Party B, Party B shall still pay the corresponding data promotion fees in full according to the Agreement, and Party A shall have the right to unilaterally terminate the Agreement and require Party B to compensate all losses caused thereby to Party A and/or Party A’s affiliated companies:

(1)	Party B fails to pay the data promotion fees in full within 15 days overdue without justifiable reasons;

(2)	Party B violates the confidentiality requirements of the Agreement and/or the protection requirements of users’ personal information, migrates, copies, disseminates, transfers, licenses, or by any means discloses, allows, or provides others to use in Party A’s trade secrets, software, data and other information contents, or engages in any commercial or operating activities;

(3)	Where the data promotion content and/or the sold and promoted products submitted by Party B are prohibited by law or will likely lead to violations of laws, or there are serious violations of social public order and good morals, or Party B, the customer represented by Party B and/or relevant personnel of Party B and of the customer represented by Party B (including but not limited to senior executives and spokesperson of Party B and/or of the customer represented by Party B) are reported or investigated by competent authorities in case of illegal, negative events or other improper behaviors, and Party B still fails to make corrections after being notified by Party A;

(4)	After Party B’s link is approved or is promoted online, Party B displays the contents that violate the current laws, regulations and rules by modifying the page or program content led to by the link, setting website redirect, setting malicious codes, setting viruses and other means;

(5)	Party B fails to add the download link in the way agreed hereunder, or the added download link fails to express the information of five elements to the user, or the content materials are inconsistent with the relevant application information, or other circumstances such as misleading and inducing the user to download; or Party B changes the content materials by itself without the confirmation by Party A, including but not limited to changing ordinary products originally promoted into products that require special business qualifications to operate, adding or changing contents such as download links;

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(6)	Party B carries out data promotion beyond the agency scope and agency period agreed in the Agreement;

(7)	Party B and/or Party B’s affiliated companies carry out agency or other activities in the name of Party A or its affiliated companies beyond or without the authorization of Party A and its affiliated companies;

(8)	Party B or the customers represented by Party B provide any content materials containing malicious software, spyware or any other malicious code in the data promotion, which infringes the legitimate rights and interests of Party A and/or Party A’s users;

(9)	Party B develops sub-agents;

(10)	Where a written contract shall be signed between Party B and the customer it represents, and Party B fails to verify the legality and authenticity of the entity qualification submitted by the customer it represents, and Party B fails to provide Party A with the cooperation contract signed with the customer it represents upon notification by Party A to Party B;

(11)	Party A’s performance of the Agreement is of no practical significance due to other serious breaches of contract by Party B.

3.	If Party B fails to prove that it has fulfilled the review obligations agreed in the Agreement, and the content materials uploaded/submitted or delivered or products sold and promoted by Party B have the following circumstances: (1) Infringe on the legal rights of third parties; (2) or there is evidence to prove that there is a major suspicion of the aforesaid infringement; (3) or Party A has received true and reasonable complaints (including but not limited to third parties accusing Party A of infringement by complaints, letters, media reports and other forms, and bringing lawsuits against Party A, reporting to relevant competent authorities) due to Party B’s content materials or products sold and promoted; in case of any of the above circumstances, Party A shall have the right to terminate the Agreement or suspend the delivery and require Party B to pay the liquidated damages for 20% of the corresponding data promotion fees of such content materials/products or RMB 30,000 (whichever is higher), and if the liquidated damages are not enough to make up for Party A’s losses, Party B shall continue to compensate; and Party B shall settle any disputes arising from Party B’s products by itself and bear all legal responsibilities; if Party B’s infringement or illegal behaviors causes Party A to compensate any third party or suffer punishment by state authorities, Party B shall also compensate Party A in full for the losses suffered thereby.

4.	Unless otherwise expressly provided in the Agreement, otherwise, the data promotion resources hereunder can only be used to promote the corporate image, brand, products or services of customers (i.e., the actual providers of the products or services promoted) clearly agreed in the orders signed by the Parties, the Data Promotion Schedule and other documents. Without the prior written consent of Party A, Party B shall not use the data promotion resources hereunder to promote any other customers by resale, transfer or any other means. Otherwise, Party A shall the right to immediately stop releasing or refuse to release such data promotion content, and Party B shall pay Party A liquidated damages of 20% of the unit rate card of the data promotion resources used for breach of contract within 5 working days from the date of Party A’s written notice. At the same time, Party A shall have the right to terminate the Agreement in advance. If the above-mentioned liquidated damages are insufficient to make up for Party A’s losses, Party B shall fully compensate Party A for the losses incurred thereby.

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5.	If the cooperation between Party B and the customer represented by Party B ends or the customer represented by Party B makes a valid complaint against the service provided by Party B (the standard of a valid complaint shall be subject to that of Party A), Party A shall have the right to handle the data promotion account of the customer represented by Party B on its own.

6.	If Party B violates the provisions of the Management Specifications on Ocean Engine Business Partners issued by Party A, Party A shall have the right to take corresponding measures against Party B and/or require Party B to bear corresponding liabilities according to the latest revision of the Management Specifications on Ocean Engine Business Partners issued by Party A.

7.	Under the Agreement, if Party B’s breach of contract causes losses to Party A and/or Party A’s affiliated companies, in addition to the liability for breach of contract agreed in the Agreement, Party B shall also compensate Party A and/or Party A’s affiliated companies for the rights protection expenses incurred in realizing their rights, including but not limited to investigation fees, travel expenses, attorney fees, litigation costs, preservation fees and preservation guarantee fees (or preservation insurance premiums) and other expenses. Party A shall have the right to directly deduct the liquidated damages, compensation and rights protection expenses payable by Party B from Party B’s advance payment and balance in the data promotion account (including cash balance, rebate amount, etc.) in advance, and Party B shall continue to compensate for the insufficient part.

8.	If Party A arbitrarily delays, interrupts or terminates the data promotion services without justifiable reasons, it shall explain the reasons to Party B in writing. If the agreed data promotion is not delivered at the agreed time due to Party A’s fault, Party A needs to provide resource compensation for Party B’s data promotion according to the principles of “one make-up for one mistake” and “one make-up for one omission”, that is, Party A only provides resource compensation of the same value to Party B for Party A’s wrong delivery and omitted delivery according to the above principles, and Party A shall not bear any other liabilities other than the above-mentioned.

9.	If Party A commits any of the following breaches, Party B shall have the right to unilaterally terminate the Agreement:

(1)	Party A fails to provide data promotion services as agreed within 30 days overdue without justifiable reasons;

(2)	Party A commits breach of the confidentiality requirements of the Agreement;

(3)	Party B’s performance of the Agreement is of no practical significance due to other serious breaches of contract by Party A.

10.	During the cooperation period of the Agreement, if Party B cancels an effective order and Data Promotion Schedule, Party B shall notify Party A in writing 30 days in advance and obtain written confirmation from Party A; if Party B fails to cancel according to the aforesaid agreement, it shall be deemed as Party B’s breach of contract (if Party B should pay the data promotion fees before data promotion but fails to pay it, it shall be deemed as Party B’s breach of contract to cancel the order). If Party B commits a breach of contract, Party B shall pay liquidated damages to Party A at 20% of the promotion fees agreed in the corresponding order, Data Promotion Schedule and other documents or RMB 30,000, whichever is higher. Party A shall have the right to deduct the above-mentioned liquidated damages from Party B’s advance payment; if Party B does not have advance payment, Party B shall pay the above-mentioned liquidated damages to Party A within 10 working days after canceling the data promotion. If the above-mentioned liquidated damages are insufficient to make up for Party A’s losses, Party B shall fully compensate Party A for all the losses incurred thereby.

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11.	Party A shall have the right to inspect Party B’s promotion content, products sold and promoted and information released on the platform. If Party A finds or suspects that there is any problem with Party B’s promotion content, products sold or information released on the platform, Party A shall have the right to issue a notice of inquiry and request for correction to Party B, or to delete the information, suspend the authority, and suspend/stop the service hereunder. Party A shall have the right to deal with the aforesaid behaviors of Party B in accordance with the rules of the platform, and the specific contents shall be subject to the Agreement and the rules of the platform. At the same time, Party A reserves the right to further investigate the relevant liabilities of Party B.

12.	Exceptions:

(1)	Based on the overall market interests and business needs, and in order to provide better data promotion services, any adjustment, restriction, change or offline of data promotion service, service content, service mode, page layout and page design under the Agreement due to the requirements of the traffic network platform, data promotion review and platform rule change, adjustment by Party A fall under the scope of reasonable changes. If the data promotion services under the Agreement cannot be provided as agreed or cannot be continued due to the above adjustment, change or offline, Party A shall not bear the liability for breach of contract.

(2)	In order to ensure the normal operation of the traffic network platform, if necessary, Party A shall regularly or irregularly shut down the website for maintenance. If the services hereunder cannot be provided as agreed due to such circumstances, Party A shall not be liable for breach of contract.

(3)	In case of circumstances including but not limited to the requirements of competent authorities, social public events, media reports or major time nodes, Party A shall have the right to adjust, suspend or terminate the data promotion services hereunder at the corresponding time node, and shall not assume the liability for breach of contract.

(4)	If Party A can’t provide data promotion services as agreed due to the above three circumstances, Party A shall provide the data promotion services of the affected part at a condition not lower than that originally agreed by the Parties after the end of circumstances causing effects. If Party A can’t release or provide the services because of the actual situation, the Parties shall make a settlement according to the actual data promotion situation.

(5)	After Party A provides data promotion services as agreed hereunder, if Party B’s promotion content cannot be displayed on the user’s network terminal due to the setting by the computer, mobile phone and other network terminal users on their network terminal devices, client application programs, websites, mini-programs, or the data promotion services are inconsistent with the agreement due to the software and hardware devices and network configurations provided by Party B/customers represented by Party B, it does not fall under the scope of breach of contract by Party A, and Party A shall not bear any liability.

(6)	Party B and its employees shall not cause any actual/potential damage to or conflict with the interests, reputation, and brand image of Party A, Party A’s employees, and A’s affiliates, otherwise, Party A has the right to terminate this Agreement immediately after notifying Party B in writing, without bearing any liability for breach of contract, and Party A has the right to investigate the legal responsibilities of Party B and its employees.

(7)	Party A or its authorized affiliates may invoke Party B’s promotion content as a case of data promotion to display or participate in an award evaluation for the purpose of building a database of excellent cases, disseminating excellent cases, or operating needs. In this case, it shall not be deemed as Party A’s breach of contract and Party A shall not bear any responsibility.

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(8)	Party A/data promotion platform may provide or display contents and reference cases on promotion content design, copywriting, advertising strategy, and product selection to Party B, or aggregate high-quality creative materials for Party B’s reference through product functions (hereinafter collectively referred to as “references”). Party B acknowledges and confirms that the intellectual property rights of the references belong to Party A or its original owner, and Party B will not use it in any way that infringes the rights and interests of Party A or a third party. The above-mentioned references are for Party B’s reference only, and shall not be deemed or understood as any license, authorization, commitment, or guarantee made by the Party A/data promotion platform for all or part of the references. Party B shall decide whether to learn from the references according to its own situation. Party B shall ensure that its behavior of referring and using the references complies with laws and regulations, and Party B shall bear the corresponding legal consequences.

13.	Limitation of liability: If Party A violates the obligations agreed in this Agreement and causes actual losses to Party B, Party A shall compensate Party B for the direct calculable actual losses, but the maximum amount of such liquidated damages and/or compensation shall not exceed 20% of the total amount of the order or data promotion plan involved in the breach.

14.	Special agreements for the data promotion of self-made programs and specific activities:

(1)	If Party B displays and promotes content materials and enjoys corresponding rights and interests in Party A’s self-produced programs and specific activities, Party B’s corresponding rights and interests will be reflected in the self-produced programs and specific activities (the specific rights and interests shall be confirmed by the Parties in writing or through email). The data promotion form shall be subject to the final expression form in the self-produced programs and specific activities. After the expiration of the data promotion period, Party A has the right to remove or replace Party B’s content materials and corresponding rights and interests. Unless otherwise agreed by the Parties, all intellectual property rights related to self-made programs and specific activities shall belong to Party A. Without Party A’s written consent, Party B shall not use the self-made programs and specific activities in any form in other promotion and advertising channels, or authorize any third party to use them or transfer them to any third party, otherwise, Party B shall be liable for compensation for all losses caused to Party A.

(2)	The intellectual property rights of the content materials provided by Party B to Party A are owned by Party B or Party B has obtained relevant legal authorization. Party B has the right and hereby irrevocably authorizes Party A and Party A’s affiliates to use the content materials worldwide, non-exclusively and sublicensably in programs and specific activities, promotion activities for programs and specific activities, and promotion activities on traffic network platforms. Party A and its affiliates shall be entitled to modify, reproduce, adapt, translate, compile or make derivative products of the corresponding contents. Party A shall use the content materials provided by Party B in accordance with the purposes agreed upon by the Parties, and shall not abuse or infringe on Party B’s legitimate interests or degrade the image of Party B.

(3)	Party B knows and confirms that: Any situation where Party B’s rights and interests cannot be realized due to factors other than Party A’s reason or beyond Party A’s control, such as scheduling adjustment or unavailability to broadcast of self-produced programs or suspension and postponement of specific activities, shall not be considered as a breach of contract by Party A, and Party A shall not be liable to Party B for any compensation (including but not limited to compensation for errors, omissions, and losses). The Parties shall settle the actual expenses incurred according to the performed part under the Agreement (including but not limited to the consideration of the data promotion rights and interests resources used by Party B), and the production costs actually invested by Party A shall be settled through the Parties through a supplementary agreement.

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(4)	Factors beyond control include but are not limited to: The programs, columns, and specific activities in which the project is advertised are not approved or permitted by the relevant government approval authorities; The laws, policies, or government regulatory requirements applicable during the cooperation period are changed or adjusted; Sports events, parties, and other events stopped or postponed due to force majeure, social public events, government requirements or control, resulting in failure to launch or delay of programs, columns, or specific activities; After modification or extension still cannot get administrative approval or pass filing review; Program, column, or specific activity is stopped; The implementation of the project content (including but not limited to the host, actors, guests, directors, and shooting environment) needs to be changed; Scheduling adjustments of programs and projects caused by relay of major events, news, or live programs by Party A’s broadcast channels, and equipment maintenance or overall revision.

(5)	If offline activities are involved, Party B shall be responsible for the personal and property safety of personnel and materials of Party B and customers represented by Party B and cooperate in the management of the activity site (including but not limited to property management, safety, fire protection, and epidemic prevention).

(6)	If the data promotion cooperation of self-made programs and specific activities is suspended or terminated in advance due to reasons of Party B or customers represented by Party B, Party B shall bear all the production costs of self-made programs and specific activities, and Party B shall be liable for compensation for all losses to Party A. Such reasons include but are not limited to: Unauthorized cancellation of cooperation by Party B or the customer represented by Party B; Illegal, negative events or improper behaviors of Party B, the customer represented by Party B, and/or relevant personnel of Party B and the customer represented by Party B (including but not limited to senior executives and spokespersons of Party B and/or the customer represented by Party B), and Party A judges that the continued cooperation will affect the reputation of Party A and/or Party A’s affiliates.

15.	Special agreement on programmatic PMP advertising: If Party A and Party B carry out programmatic PMP advertising cooperation, the Annex IV Terms of Programmatic PMP Advertising Cooperation shall be abided by.

Article 6 Provisions Against Commercial Bribery

In order to protect the legitimate rights and interests of the Parties, ensure that the business dealings between the Parties conform to the principles of good faith and fair trade, and focus on establishing a long-term friendly business partnership to promote the development of the relationship between the Parties, the following agreements are reached through friendly negotiation:

1.	The commercial bribery in this Article refers to all material and spiritual direct or indirect improper benefits offered, promised, induced, required, and received by Party B or its employees to/from any person (including but not limited to Party A’s employees), or behaviors or decisions that affect and/or attempts to affect any person in his/her position, or behaviors of improperly acquiring and retaining business, that may occur in the cooperation between the Parties.

2.	Party B or its employees shall not provide, offer, promise, induce, require, or receive (give or give at unfair value) any direct or indirect benefits outside the scope of cooperation business with/to/from any Party A’s employees, affiliated personnel or any third party in the name of Party B or employee’s own name, such benefits including but not limited to: direct and hidden deductions, cash, shopping cards, physical objects, securities, tourism, shares, dividends, cash gifts, gifts, entertainment tickets, special discounts or samples, travel, meals, entertainment paid by Party B, derivative benefits of cooperation businesses, or other material and non-material benefits.

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3.	Conflict of interest described in the Agreement: Including but not limited to (1) Party B or its employees shall not provide any form of loans to Party A’s employees and affiliated personnel; (2) If Party B’s any shareholder, supervisor, manager, senior executive, leader of the cooperation project, or project member is Party A’s employee or affiliated personnel, the situation shall be truthfully and comprehensively notified to Party A in writing before cooperation and concerned personnel should take the initiative to avoid; (3) In the process of cooperation, Party B or its employees shall not allow Party A’s employees and their spouses to hold or have any third party hold Party B’s equity on behalf of them (except for the equity issued through the public securities exchange market and with a value lower than 0.1% of outstanding equity, funds directly or indirectly held without actual control, or shares held through a trust in which the beneficiary is not himself/herself or an affiliated person). Party B is obliged to disclose to Party A the existing or possible conflicts of interest in a timely manner and cooperate with Party A to take measures to eliminate the possible impact on the cooperation between the Parties.

4.	Before engaging subcontractors or other representatives, Party B shall perform due diligence on its own to ensure that the enterprise is legal and has the qualification to perform the services. All agreements between Party B and any third party, including but not limited to subcontractors (whether the subcontractor is selected by Party B or designated by Party A), suppliers, agents, or other independent third parties have a cooperation relationship with Party B, must contain the representations or warranties of the third party, that is to guarantee that the third party will not offer, promise, require, or receive any improper advantage to/from any person for the purpose of affecting or attempting to affect the acts or decisions of any person or obtaining or retaining improper business or other advantages for its company. If the above-mentioned third party and its employees violate the corresponding provisions against commercial bribery and cause an impact on Party A, it shall be deemed that Party B violates the Agreement, and Party A has the right to require Party B to bear the liability for breach of contract in accordance with the Agreement.

5.	“Party B’s employees” in the Agreement refers to: (1) Any director, executive, or employee of Party B; (2) Any director, executive, and employee of any subsidiary or affiliate of Party B; (3) Any direct or indirect shareholder acting in the name of Party B; (4) Employees of any direct or indirect shareholders acting in the name of Party B. Party B’s employees guarantee to abide by the Agreement and relevant laws and regulations in all transactions and businesses with Party A according to the contract. Party B shall resist corruption by its employees and/or any third party. If Party B’s employees violate the provisions of the Agreement, it shall be deemed as Party B’s violation, and Party A has the right to require Party B to bear the liability for breach of contract.

6.	Party A has the right to consult or entrust a professional third party to consult Party B’s financial records related to the transactions under the contract and collect evidence of violations, including but not limited to reviewing relevant financial books, auditing and supervising the data promotion and execution documents related to data promotion agreements signed with Party B, orders, settlement statements, payment and related receipts, monitoring reports, and data promotion evaluation reports, and Interviewing relevant personnel. Party B shall maintain an internal control system to ensure the accuracy of financial statements and information, and reflect all activities and expenses under the contract in the financial records. Party B shall actively assist and cooperate with Party A in audits and reviews, and shall not refuse audits, conceal information, or provide false information. If Party A requires Party B to provide information during the investigation or audit, Party B shall actively cooperate and be responsible for the authenticity of the information provided. Within five years after the cancellation or termination of the Contract, Party B shall keep complete documents of all financial records and information related to the Contract, and Party A shall have the right to copy and keep the aforesaid records or documents.

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7.	If Party B violates any of the above agreements or Party A has reasonable reasons to believe that Party B has the risk of violating the above agreements, including but not limited to Party B’s refusal to cooperate with audit and review, inaccurate financial records, false statements, or suspicion of bribery, Party A has the right to unilaterally terminate the contract with Party B in part or in whole, and the contract shall be terminated immediately when Party A sends a notice to Party B. Party B shall bear all the liabilities for breach of contract, and shall pay 30% of the total contract amount involved (if there is a higher proportion specified in relevant laws and regulations, the higher proportion shall apply) to Party A as liquidated damages, if the aforesaid liquidated damages are less than RMB 100,000, RMB 100,000 shall prevail. Party A has the right to directly deduct the liquidated damages payable by Party B from the contract payment. Party B shall indemnify, defend for and hold Party A harmless against all losses, damages, claims, and penalties suffered by Party A as a result thereof. If Party B violates the Agreement, Party A reserves the right to investigate Party B and Party B’s direct responsible person for civil and/or criminal liabilities.

8.	If any of the following behaviors are found in business cooperation, Party B may report to Party A: Violation or attempt to violate the anti-commercial bribery agreement, or any laws and regulations on anti-commercial bribery, anti-embezzlement and anti-corruption, or Party A’s system; Involvement of Party A’s employees or/and affiliated personnel in bribery, encroachment, corruption, conflict of interest, counterfeiting, disclosure of secrets, dereliction of duty, abuse of power, and other illegal behaviors infringing the legitimate rights and interests of the Parties. Party A shall keep confidential any reporting behaviors and reporters; and for true and effective reports, Party A shall reward the reporter RMB 10,000 to RMB 1 million according to the relevant systems of Party A’s company and the specific conditions of the reporting event after the reported event is verified to be true.

9.	Party A’s special email addresses for reporting and complaint: [*] and [*].

Article 7 Confidentiality and Intellectual Property Rights

1.	Any information of one party acquired or known by the other party for the conclusion and performance of the Agreement shall be deemed as the proprietary information of the disclosing party. All Parties shall keep such proprietary information confidential and shall not disclose it to any person or entity without the prior written consent of the disclosing party. Unless otherwise required by the normal performance of obligations under the Agreement or national laws and regulations.

2.	The Parties shall be responsible for the confidentiality of the contents of the Agreement. Without the prior written consent of the other party, neither party may disclose the cooperation between the Parties and the specific contents of the Agreement to any third party.

3.	Without Party A’s written permission, Party B and Party B’s affiliates shall not use the names, trademarks, trade names, brands, domain names, and websites of Party A and/or Party A’s affiliates or traffic network platforms, and shall not disclose matters related to the cooperation with Party A in their marketing, business cards, documents, websites, external publicity, and any other aspects, otherwise, it shall be deemed as an infringement of Party A’s rights. In case of such infringement, Party A has the right to suspend or terminate the Agreement and require Party B to take remedial measures (including but not limited to suspending the use and taking offline treatments), announce Party B’s breach of contract, and require Party B to compensate all losses caused to Party A and Party A’s affiliates.

4.	Party B confirms that: Party A, Party A’s affiliates and data promotion platforms have the right to use the enterprise name, trademark, trade name, brand, label, logo, domain name, and website of Party B and its affiliates in marketing, business cards, documents, websites, and external publicity.

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5.	Unless otherwise expressly agreed by the Parties, the signing and performance of the Agreement shall not result in the transfer of the original intellectual property rights of the Parties.

6.	The termination, cancellation, revocation, or invalidation of the Agreement shall not affect the validity of this confidentiality clause and its binding force on the Parties.

Article 8 Force Majeure and Changes of Circumstances

1.	If Party A or Party B delays or fails to perform its obligations in part or in whole due to force majeure or changes in circumstances, it shall not be liable for breach of contract, but shall timely take measures to reduce losses caused by force majeure or changes in circumstances. Force majeure includes but is not limited to government control, adjustment of national policies, terrorist attacks, hacker attacks, natural disasters, public emergencies, wars, power outages, technical adjustment of telecommunication department, technical failures, and virus invasion. In the case of failure or delay to perform part or all of the Agreement due to the above-mentioned force majeure events, the Parties shall not bear any liability for breach of contract between each other.

2.	The following matters are changes of circumstances agreed in the Agreement:

(1)	The server is terminated. In case of the following circumstances, Party A may suspend the provision of data promotion services without notifying Party B.

a)	Force majeure caused by non-human factors such as emergency maintenance or overhaul of service equipment.

b)	Failure of basic telecommunication service.

c)	Termination of platform line service.

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(2)	For the above circumstances, Party A will notify Party B within 12 hours after the occurrence of the circumstances.

Party A’s server is temporarily unable to operate normally due to illegal attacks and cannot be restored to use after Party A’s emergency repair.

(3)	Other significant changes in objective circumstances that are unforeseeable by the Parties when concluding the Agreement and are not caused by force majeure after the establishment of the Agreement.

3.	If the force majeure event or circumstance change lasts for 20 days or for more than 30 days accumulatively within the validity period of the Agreement, either party has the right to unilaterally terminate the Agreement in advance by written notice.

Article 9 Supplement, Change and Termination of the Agreement

1.	For matters not covered in the Agreement, Party A and Party B may sign a written supplementary agreement through negotiation. The written supplementary agreement sealed by both Parties shall have the same legal effect as the Agreement. In case of any conflict between the supplementary agreement and the Agreement, the supplementary agreement shall prevail.

2.	During the execution of the Agreement, Party A shall have the right to terminate the Agreement without bearing any liability for breach of contract by issuing a prior written notice to Party B at least one month in advance.

3.	Whether the Agreement is terminated in advance or not, the Parties shall complete the financial settlement and clarify their respective responsibilities. If Party B terminates the Agreement without authorization and causes losses to Party A, Party B shall compensate Party A for all losses.

4.	Upon the expiration of the Agreement, this Agreement may be renewed if the Parties reach an agreement through negotiation and sign a written agreement.

5.	If any clause in the Agreement is or becomes invalid or unenforceable in whole or in part for violating the law or governmental regulations or otherwise, such clause shall be deemed deleted. However, the deletion of this term shall not affect the legal effect of the Agreement and other clauses.

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Article 10 Commitments and Guarantees

1.	Party A guarantees that it has the legal qualification to engage in data promotion and the authority to sign the Agreement. Party B agrees that if Party A’s business scope or main business changes or there are other reasonable reasons, Party A has the right to transfer all its rights and obligations that have not been fulfilled under the Agreement to Party A’s affiliates at any time without affecting Party B’s rights and obligations, but Party A shall notify Party B in writing. “Party A’s affiliate” refers to any enterprise that controls Party A or is controlled by Party A or is jointly controlled by the same entity with Party A. “Control” means the direct or indirect ownership of more than fifty percent (50%) of the equity, voting rights, or management rights of an enterprise.

2.	Party B guarantees that it has the legal authority to promote Party B’s products and sign the Agreement. Regardless of the ownership of Party B’s products, Party B shall sign the Agreement in its own name and directly bear all legal responsibilities. Without the written consent of Party A, Party B shall not transfer the agency right or develop sub-agents. Party B shall not use its relationship with any third party as a reason for not performing the Agreement. The disputes between Party B and its customers shall be settled by Party B and its customers, and Party A shall not directly intervene in the disputes between Party B and Party B’s customers.

3.	Party B shall perform reasonable, necessary and prudent security obligations to ensure the legitimacy and security of the promotion content, and ensure that it will not provide any content materials containing malicious software, spyware or any other malicious code in the data promotion, and will not violate or circumvent any laws, regulations, rules and national standards.

4.	During the validity period of the Agreement, if any in-service employee of Party A or its affiliates becomes a shareholder or senior executive of Party B, Party B promises to notify Party A in writing immediately, otherwise, Party A has the right to terminate the Agreement at any time in advance without bearing any responsibility.

5.	Party B shall not directly or indirectly induce, require, persuade or encourage employees of Party A and/or Party A’s affiliates to resign; Party B shall not establish or attempt to establish relationships, including but not limited to labor relations, business cooperation relationship or any other relationship directly or indirectly related to the interests and business of Party A and/or Party A’s affiliates. If Party B violates this article, Party A has the right to terminate the Agreement immediately, and Party B shall pay RMB 100,000 to Party A as liquidated damages. If the liquidated damages are insufficient to make up for the losses of Party A and Party A’s affiliates, Party B shall continue to compensate.

6.	Party B shall maintain a fair market competition environment and Party A’s unified management system, and shall not engage in vicious competition or other unfair competition with other agents of Party A.

7.	During the cooperation between the Parties, one party shall guarantee the service quality, and shall not damage the overall market image of the other party, nor engage in other acts that damage the other party’s interests.

8.	Party B promises that it shall not express or imply any substantial contact with Party A to others or express or imply that it is the agent of Party A in other ways without the written consent of Party A after the termination or cancellation of the Agreement with Party A.

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Article 11 Settlement of Disputes

1.	The Agreement is signed in Haidian District, Beijing. Any dispute arising from the Agreement shall be settled by the Parties through friendly negotiation. If negotiation fails, either party shall have the right to submit the dispute to the People’s Court of Haidian District, Beijing for litigation, or to the superior court of the People’s Court of Haidian District for territorial jurisdiction according to the jurisdiction level.

2.	The conclusion, performance and interpretation of the Agreement shall be governed by the laws of the People’s Republic of China.

Article 12 Notice and Delivery

1.	Unless otherwise agreed in the Agreement, the notices, documents and materials issued by Party A and Party B to each other due to the conclusion and performance of the Agreement (including but not limited to the Management Regulations on the Use of Ocean Engine and Related Brands by Ocean Engine Partners, the Management Specifications on Ocean Engine Business Partners, the Management Specifications on Ocean Engine Advertising, the Data Promotion Schedule, the Data Promotion Order, the Data Promotion Settlement Statement, and the notice of adjustment or change of third party monitoring agencies. The document name may change, and the actual document name adopted at that time shall prevail) are all parts of the Agreement, and have the same legal effect as the Agreement. The foregoing notices, documents and materials can be delivered by mail, email, contact phone or the internal letter notice and publicity of the data promotion platform to the address listed on the first page. If it is sent by mail, it shall be deemed to have been delivered when arriving at the mailing address; if it is sent by e-mail, it shall be deemed as delivered within 24 hours from the time of sending.

2.	For disputes arising from the Agreement, the Parties confirm that the judicial authorities can serve the legal documents of litigation by any one or more of the contact methods agreed in the Agreement (including but not limited to mailing, sending e-mail or SMS to the contact address listed in the Agreement), and the delivery time shall be subject to the first delivery among the above delivery methods. Party A and Party B jointly confirm that the above delivery methods are applicable to all judicial stages, including but not limited to first instance, second instance, retrial, execution, and supervision procedures. At the same time, the Parties guarantee that the address for service is accurate and valid. If the address provided is inaccurate or the changed address is not notified in time, which makes the legal documents unable to be served or not served in time, they shall bear the possible legal consequences.

3.	For matters not covered herein, Party A and Party B may confirm them through the email of the contact persons listed on the first page. If one party changes its contact person or contact information, it shall notify the other party in writing 5 working days before the change, and the party changing the information shall bear all the consequences of failing to notify in time.

4.	In order to implement the Agreement, the Parties shall use the data promotion platform to deliver various notices and specifications, including but not limited to the release and publicity of notices, rules and policies such as data promotion review specifications, business partner management specifications, data promotion review and control rules, which shall be subject to the release and publicity of the data promotion platform. If notices, policies and specifications are sent through the data promotion platform, they shall be deemed to have been delivered and taken effect upon publicity by the platform, and shall be binding on Party B.

5.	If one party gives notice to the other party in multiple ways, the date of the earliest receipt of the notice by the other party shall be the date of service of the notice.

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Article 13 Effectiveness of the Agreement

1.	The Agreement and its annexes shall come into effect on the date when they are sealed by the Parties.

2.	The Agreement is made in duplicate, with each Party holding one copy, both of which shall have the same legal effect.

3.	This Agreement constitutes the entire agreement between Party A and Party B on the matters of the Agreement and supersedes any oral or written communication, statement, understanding, or agreement between the Parties on the matters of the Agreement before the signing of the Agreement.

(No text below)

Party A: Henan Ocean Engine Information Technology Co., Ltd.

(Seal of the Service Provider)

Date: June 16, 2022

(affixed with corporate seal)

Party B: Beijing Haoxi Digital Technology Co., Ltd.

(Seal of the Customer)

Date: June 16, 2022

(affixed with corporate seal)

Annex I: Data Promotion Order

Annex II: Data Promotion Settlement Statement

Annex III: Personal Information Protection Commitment Letter

Annex IV: Programmatic PMP Advertising Cooperation Terms

Annex V: Marketing and Promotion Service Terms

Annex VI: Marketing and Promotion Service Order

Annex VII: Settlement Statement of Marketing and Promotion Service

Annex VIII: Agent Commitment Letter for Cumulative Returned Goods

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Annex I:	Template only, then signed as such template

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Annex II:	Template only, then signed as such template

Data Promotion Settlement Statement

Party A provides Party B with data promotion services in accordance with the cooperation agreement (Agreement No.: ) (the specific contract name shall be subject to the actual name signed, hereinafter referred to as the “Original Agreement”).

Released on: MM/DD, 2022-MM/DD, 2022

Item summary:

Item No.	Item name	Start time	End time	Amount

Total amount (in figures):

Total amount (in words):

Party B shall pay the data promotion expenses incurred by this settlement statement to Party A’s bank account agreed in the original agreement based on the original agreement signed by the Parties. Party B has confirmed that the data promotion information, release time, frequency and amount of the items involved in this settlement statement are correct. Party A shall provide Party B with legal and valid invoices of equal amounts according to the contents agreed by the Parties.

Invoice header of Party B:

The settlement statement has the same legal effect as the original agreement.

Party A:	Party B:
(Seal of the Service Provider)	(Seal of the Customer)
Date:	Date:
(affixed with corporate seal)	(affixed with corporate seal)

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Annex III:	Personal Information Protection Commitment Letter

Personal Information Protection Commitment Letter

In order to comply with the provisions of laws and regulations related to the protection of personal information, Party B shall fully protect the personal information of relevant data subjects in the process of Party B entrusting Party A to provide data promotion services for its customers, and Party A, Party B and customers represented by Party B may jointly, independently process the relevant personal information or accept the entrustment to process such information. In the process of processing the aforesaid personal information, Party B and its customers are obliged to abide by the provisions of laws, regulations, rules and national standards related to personal information protection (hereinafter referred to as “Data Protection Requirements”) and fulfill the obligations of personal information protection, data security and confidentiality.

“Personal Information” under this Commitment Letter refers to all kinds of information related to identified or identifiable natural persons recorded electronically or otherwise, but excluding anonymized information. The “processing” of personal information includes the collection, storage, use, processing, transmission, provision, disclosure, and deletion of personal information.

1.	Party B hereby promises and guarantees that it will require its customers to comply with data protection requirements and perform personal information protection, data security, confidentiality and other obligations with the following agreements not less than those in this Commitment Letter:

1)	The processing of personal information by the customer shall comply with the provisions of data protection requirements, strictly abide by the principles of legality, legitimacy, necessity and integrity of personal information processing, and only carry out corresponding processing activities within the scope of data promotion cooperation. In the process of processing personal information, customers shall follow the principles of openness and transparency, disclose the personal information processing rules to relevant data subjects, and specify the purpose, method and scope of processing. Data processing shall have a clear and reasonable purpose, and shall be directly related to the processing purpose and carried out to the minimum extent required to achieve the processing purpose. Data processing shall be carried out within the scope of authority of the data subject in a way that will minimize the impact on the personal rights and interests of the data subject, and shall avoid adverse effects on the rights and interests of the data subject due to inaccurate and incomplete personal information. If the relevant personal information is processed beyond the scope of authority of the data subject, the customer shall, in accordance with the provisions of the data protection requirements, obtain the authorization consent of the relevant data subject before processing, unless otherwise specified in the data protection requirements.

2)	If the customer is involved in the transmission of personal information to the data promotion platform, the customer shall comply with the data protection requirements before transmitting relevant personal information. Unless otherwise specified in the data protection requirements, the customer has fully informed the data subject of the legal content specified in the data protection requirements such as the type, processing purpose and processing method of the personal information involved in the personal information transmitted to the data promotion platform, and has met the transparency requirements, and has obtained the authorization and consent of the data subject.

3)	Customers uploading relevant personal information to the data promotion platform and using data promotion services will not violate data protection requirements, will not damage the legitimate rights and interests of Party A, Party A’s affiliates, relevant data subjects or subjects with relevant rights in data, and will not go beyond the scope that the data subjects or subjects with relevant rights in data have authorized and agreed to customers and any other relevant parties for relevant processing matters of customers.

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4)	If it is necessary based on the cooperation of data promotion services, and it involves the customer obtaining relevant personal information from the data promotion platform, the customer will process relevant personal information within the scope of data promotion cooperation in accordance with the data protection requirements, within the scope of authority of the data subject and according to the security rules/policies set by Party A and the data promotion platform, and must strictly ensure the security of relevant personal information. Without the written consent of Party A, the customer shall not subcontract the relevant personal information processing activities to any third party for processing. Subject to the provisions of this Article, the customer shall be solely responsible for the data processing activities of third parties. After the personal information processing activities specified in this Article are completed, unless otherwise specified by laws and regulations, the customer shall delete relevant personal information in time.

5)	Unless Party A’s written consent is obtained and strictly limited by the data protection requirements, the scope of authority of the data subject and the scope of the purpose of data promotion and cooperation, customers shall not share, provide, transfer or publicly disclose relevant personal information to third parties, nor shall they further process relevant personal information beyond the above scope. Subject to the provisions of this Article, if it is really necessary to transmit relevant personal information to a third party, the customer shall promise that such processing will not violate the data protection requirements, will not harm the legitimate rights and interests of Party A, Party A’s affiliates, relevant data subjects or subjects with relevant rights in data, and will not exceed the scope that the data subjects or subjects with relevant rights in data have authorized and agreed to the customer and any other relevant parties for the relevant processing of the customer, and the customer shall strictly restrict the processing behavior of third parties and ensure the security of personal information.

6)	In the process of data promotion and cooperation, customers may use relevant technical services (such as website construction services) of Party A or its affiliates. If the relevant technical services involve the collection or further processing of personal information of users/customers of Party A or its affiliates on any platform/product of Party A or its affiliates or other scenarios, the customer shall ensure that the relevant processing activities fully comply with the data protection requirements, including but not limited to that: The customer shall provide the relevant data subjects with privacy policies or similar documents in accordance with the provisions of the data protection requirements, inform them of the legal contents specified in the data protection requirements such as the type of data processed, the purpose and method of processing, obtain the authorization and consent of the relevant data subjects, and provide true and effective contact information of the customer to facilitate the relevant data subjects to exercise the relevant rights under the data protection requirements.

7)	Customer will not engage in any of the following acts or activities that are illegal or contrary to good social customs through the data promotion services under the Agreement and/or the use of the processing activities in relation to the data:

a)	Any act or activity related to obscenity, pornography, gambling, superstition, terrorism, violence, fraud, etc.

b)	Any act or activity related to the expression of discrimination against nationality, race, religion, disability, disease, etc.

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c)	Any neutral technical analysis services (including analysis reports or other services) provided by Party A or Party A’s affiliates, which are used to further create a list of target audiences involving the above information or labels, output any analysis reports or use them to promote customers’ products/services or for other purposes.

8)	One of the purposes of Party A’s data promotion services is to provide appropriate advertising and promotion services for the target audience and provide promotion channels for products/services for relevant customers, rather than improperly mine and intrude into the specific true identity of the relevant target audience. Therefore, it is not allowed to use personal information or label categories (such as name and ID number) that reflect the true identity of the target audience. At the same time, Party A does not want customers to take advantage of the dilemma of the target audience to obtain further commercial benefits through data promotion services. Therefore, Party A is not allowed to use personal information or label categories related to the personal dilemma of the data subject to infringe personal rights or treat personal rights unfairly. In addition, the target audience affected by social prejudice and discrimination may be negatively affected in accessing information and cannot be treated fairly. Therefore, Party A is not allowed to use biased and discriminatory personal information or labels, and based on this, use data promotion services for specific categories of products or services according to the above personal information or labels.

9)	The customer will not attempt to obtain the relevant personal information in an illegal manner or in a manner that undermines the security rules of Party A and the data promotion platform in violation of the data protection requirements.

10)	In order to comply with the provisions of data protection requirements and for the purpose of protecting the security of relevant personal information, the customer shall take relevant technical measures (such as encryption technology) to ensure the security of personal information during data transmission and processing, and the customer shall actively cooperate with Party A to process relevant personal information in a manner that meets the data protection requirements.

11)	The customer has the necessary organizational management system and technical measures that meet the data protection requirements to ensure the security of personal information. If a personal information security incident occurs or may occur (referring to the disclosure, damage, tampering, loss, unauthorized access and processing of personal information, and the resulting infringement on relevant rights and interests of the data subject), the customer shall immediately notify Party A in writing and take effective remedial measures at the first time. If the above-mentioned personal information security incidents are caused by the customer, the customer shall independently handle the disputes arising therefrom (including but not limited to complaints, administrative penalties, and litigation disputes), protect Party A, Party A’s affiliates, and relevant data subjects from infringement and losses, and bear all responsibilities.

12)	If required by Party A/the data promotion platform, the customer shall provide Party A with all necessary information in a timely manner to prove that the customer complies with the data protection requirements and processes personal information within the agreed scope of the Agreement and this Commitment Letter and the scope of authority of the data subject. The aforementioned necessary information includes but is not limited to the customer’s data security capability and the processing of personal information. The information/situation provided by the customer is true and accurate, without any falsehood or concealment. Party A has the right to conduct security audits on the data security and data processing of customers, and customers shall actively cooperate.

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13)	When the cooperation period of the Agreement expires or the data promotion service cooperation is terminated for any other reason, the customer promises to delete or destroy all personal information obtained from Party A/the data promotion platform, including original data, backup data, etc., and ensure that it cannot be recovered by technical means after deletion.

2.	When Party B processes personal information during the cooperation of the Agreement, Party B knows and agrees that the relevant obligations agreed in the Commitment Letter will also apply to Party B, and Party B promises to strictly abide by the requirements of the Commitment Letter.

3.	If Party B and/or the customers represented by Party B violate this Commitment Letter, it shall be deemed as a serious breach of contract and/or infringement, and Party B and the customers represented by Party B shall bear joint and several liabilities to Party A. Party A shall have the right to require Party B and/or the customers represented by Party B to compensate Party A, Party A’s affiliates, data subjects or third parties for all losses suffered and have the right to unilaterally suspend or terminate Party B’s data promotion needs and any cooperation with Party B. Party B shall bear all legal responsibilities and shall be responsible for eliminating the impact and properly solving it.

4.	This Commitment Letter shall not be terminated or invalidated due to the invalidity, suspension or termination of the Agreement or data promotion cooperation.

Party B: Beijing Haoxi Digital Technology Co., Ltd.

(Seal of the Customer)

Date: June 16, 2022

(affixed with corporate seal)

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Annex IV:	Programmatic PMP Advertising Cooperation Terms

Programmatic PMP Advertising Cooperation Terms

Party A and Party B shall carry out programmatic PMP advertising cooperation. According to the specific cooperation situation, the following articles shall apply to programmatic PMP advertising:

Article 1 Definition

1.	Traffic trading service refers to the service provided by Party A or its affiliates to the demand side for traffic supply, which may include but is not limited to traffic access, material placement, advertising monitoring, financial settlement, etc. The system providing traffic trading services is referred to as the “traffic trading system”.

2.	PMP refers to that Party A provides high-quality advertising space to limited advertisers or advertising operators, and the Parties agree on transaction contents such as unit price and advertising space through offline transactions and realize real-time intelligent advertising through programmatic interfacing. The system providing this type of traffic trading service is referred to as “PMP”, also known as Private Marketplace.

3.	Demand-Side Platform is an online advertising platform service system, which provides advertisers with promotion content delivery and optimization service systems, also known as DSP platform. Under the Agreement, the demand-side platform is Party B or the DSP platform designated by Party B in accordance with the Agreement.

4.	Media-Side Platform refers to a media service platform that integrates supply-side resources and provides programmatic advertising distribution and screening for media owners or managers, also known as SSP platform (Supply-Side Platform). Under the Agreement, the supply-side platform is Party A.

5.	Audience is the target group that the promotion content hopes to affect.

6.	Account refers to the unique number (“ACCOUNT ID”) that Party B identifies Party B or the DSP designated by Party B when using the service in the traffic trading system. The account name and password provided by Party B shall be associated with this account.

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Article 2 Scope of Cooperation

1.	Party B can only place programmatic advertisements on the traffic trading service platform through the DSP platform that is confirmed by Party A in writing or by email and meets Party A’s standards and requirements, and connects with Party A’s traffic trading system in accordance with the technical specifications provided by Party A. Party A shall provide traffic trading services in accordance with the Agreement. Party B confirms that Party A has the right to adjust or reduce the DSP platform that meets Party A’s standards and requirements and notifies Party B in advance. This article shall not be deemed or constitute that Party A provides any guarantee for the DSP platform or assumes any responsibility for its actions.

2.	Party A has the right to adjust the pricing rules of traffic trading services and payment methods according to the actual situation, and relevant adjustments shall be communicated with Party B in advance. If Party B has any objection, Party A shall actively seek solutions with Party B. If Party B disagrees with the adjustment in writing, Party B may choose to terminate the Agreement.

Article 3 PMP Advertising Consumption Requirements and Payment Method

1.	On Party A’s PMP traffic trading service platform, Party B has the right to choose whether to return the advertisements to Party B’s customers through the DSP platform that meets the Agreement according to the placement method. At the same time, the Parties shall take each natural month as a settlement period, and Party B must ensure that the minimum monthly consumption of its settlement period is RMB 100,000 in each settlement period. In case of less than one natural month, the minimum consumption shall be calculated as one natural month. If Party B fails to meet the minimum consumption standard within a settlement period, Party B shall still settle according to the minimum consumption standard agreed in the Agreement. If Party A adjusts the minimum consumption amount, it shall promptly notify Party B, and the Parties confirm that the latest notice of Party A shall be implemented.

2.	The placement methods include but are not limited to BPG, PDB, PD, etc. For the placement methods, the Data Promotion Order signed or confirmed by Party A and Party B by email shall prevail.

BPG: Private programmatic trading advertisements with fixed position, guaranteed quantity and no return;

PDB: Private programmatic trading advertisements with fixed position and guaranteed quantity;

PD: Private programmatic trading advertisements with fixed position and non-guaranteed quantity;

3.	Agreement on unit price: The unit price shall be subject to the current unit rate card of Party A.

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4.	Payment method:

(i)	For the PMP advertising promotion in the programmatic placement, Party B shall pay Party A the data promotion fee according to the following agreed period:

For payment before data promotion (i.e. prepayment), the promotion fee shall be paid by Party B and received by Party A before data promotion. Each calendar month shall be taken as a settlement period. The Parties shall timely calculate the promotion fee incurred in the previous settlement period within the current settlement period, and Party A shall timely provide Party B with an invoice of the equal amount after receiving the sealed order or the Data Promotion Settlement Statement issued by Party B.

Article 4 Execution Terms of Party A’s Traffic Trading Service Platform

1.	Party B may only release the promotion content of Party B’s customers on Party A’s traffic trading system, and shall not transfer the promotion resources in the Agreement to release the promotion content of other platforms/systems.

2.	Party B guarantees that Party B and its customers are legally qualified to release the corresponding promotion contents. The relevant commodities and services in the promotion contents shall be legal, conform to the relevant national standards and regulations and pass the corresponding administrative examination and approval, and shall not be counterfeit and shoddy products, and shall not infringe the legitimate rights and interests of any third party. Party B is responsible for reviewing the relevant supporting materials that its customer should provide according to the law to ensure the legality of the promotion content.

3.	Party B shall ensure that it has obtained the consent of its customers to release the promotion content through Party A’s traffic trading system, and Party B shall review the government approval and relevant supporting documents required by customers to release the promotion content according to law.

4.	Party B shall submit supporting documents related to the promotion content as required by Party A, including but not limited to customers’ true information, trademark right certificate or authorization document, copyright certificate or authorization document, portrait right authorization certificate, approval number, inspection report and other qualification certification materials used to prove the authenticity, legality and validity of the promotion content.

5.	Party B shall guarantee that the promotion content complies with all applicable laws, regulations, rules, binding policies and Party A’s specifications on the promotion content (including but not limited to the Management Specifications on Ocean Engine Advertising).

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6.	Party A will review and randomly inspect the promotion content uploaded by Party B. If it fails to meet Party A’s specifications, Party A has the right to unilaterally take measures such as stopping releasing the promotion content or suspending account transactions.

7.	If Party B’s promotion link address is infected by computer viruses, Party A has the right to suspend the release of the promotion content and notify Party B to remove viruses at the same time. The release of the promotion content can be resumed only after Party B removes viruses from the server and Party A confirms that the promotion link is safe. The suspension of the release of promotion content during this period shall not be deemed as Party A’s breach of contract. The loss of the suspension of the promotion content shall be borne by Party B itself, and Party A shall not supplement the release. Party B shall still pay Party A the full service fee in accordance with the contract.

8.	In order to protect Party B’s rights and interests, Party A may suspend the provision of traffic trading services and notify Party B when abnormal activities are found in Party B’s own systems and accounts.

9.	Party B shall guarantee that the promotion content uploaded is consistent with the content on the landing page, and the overall effect will not cause misunderstanding among consumers. The landing page shall not be changed within the effective display time of the promotion content.

10.	If the promotion content of Party B or the DSP platform designated by Party B violates the Agreement, Party A and the cooperative websites have the right to refuse to release it or delete it at any time after release, and will not display all the promotion content uploaded by Party B or the DSP platform designated by Party B through system settings, even if Party B has successfully bid. At the same time, Party A has the right to require Party B to pay liquidated damages according to the standard of RMB 5,000 for each violation information, and the liquidated damages shall be paid separately by Party B. If the losses caused by Party A and/or the cooperative website due to Party B’s or Party B’s designated DSP platform information breach exceed RMB 5,000, Party B shall make additional compensation within 5 working days.

11.	If a third party complains about Party B’s promotion contents or corresponding products/services under the Agreement, Party A has the right to stop providing services to Party B immediately and notify Party B with the contact information left by Party B, and the consequences caused thereby shall be borne by Party B.

12.	Advertising data statistics: the same as the non-bidding data promotion data statistics in Article 4.3 of Part II “General Provisions” of the Agreement.

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Article 5 Rights and Obligations of the Parties

1.	Party B shall recharge, quote and upload promotion information in accordance with the specifications published by the traffic trading system. Any losses caused by Party B’s improper operation shall be borne by Party B. Improper operation includes but is not limited to failure to operate in accordance with the instructions, failure to operate in time, disclosure of passwords, bypassing of security programs and use of malicious computer programs.

2.	Party B understands and agrees that Party A has the right to save Party B’s information on Party A’s server according to law (including but not limited to the information release bit selected by Party B, the information content released by Party B, etc.).

3.	Party B acknowledges and agrees that Party A shall not make any express or implied commitment to the audience visits, promotion effects, business performance, etc. that Party B can obtain by using the traffic trading services.

4.	If Party B violates any guarantee or commitment of the Agreement, once Party A/the cooperative website finds out, the Internet audience files a complaint against Party B or the relevant management department investigates, etc., Party A has the right to unilaterally terminate the service to Party B immediately in addition to handling according to the Agreement.

5.	Party B shall provide Party A with the true and accurate identity, address, promotion qualification and other information of its customers, and Party B may enter the above information through the API or traffic trading system provided by Party A for verification by Party A. If Party B fails to submit in time or the submitted materials are incomplete or inaccurate, Party A has the right to refuse to release all promotion contents of the customer.

6.	Party B shall submit an application to Party A to modify the data in its account in Party A’s traffic trading system, which shall be verified by Party A before modification.

7.	The advertisement published and submitted by Party B on Party A’s traffic trading service platform must indicate the source of the advertisement.

8.	If Party A violates the obligations agreed in the Agreement and causes losses to Party B, the maximum limit of compensation shall be the bid price of Party B at that time (the maximum budget limit). If Party B violates the obligations agreed in the Agreement and causes losses to Party A, Party A’s affiliates and/or cooperative websites and other related third parties, Party B shall be liable for compensation for the losses, and Party A shall have the right to directly deduct corresponding payment from the advance payment paid by Party B, including but not limited to: the compensation agreed in this article, the liquidated damages agreed in the Management Specifications on Ocean Engine Advertising, the compensation, legal fees, attorney fees, notarial fees, etc. that must be paid according to law, and Party A has the right to immediately suspend or terminate the cooperation with Party B. If Party B fails to pay the advance payment to Party A or the advance payment is insufficient to compensate Party A, Party A’s affiliates and (or) cooperative websites and other related third parties for losses, Party A shall have the right to directly deduct from the payable rebates agreed in the Agreement and any other contracts signed by Party A and Party B; If the rebate amount is still insufficient, Party A shall have the right to require Party B to pay separately.

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9.	When Party B promotes data on Party A’s traffic trading service platform, it shall abide by the rules of the platform (including but not limited to the Management Specifications on Ocean Engine Advertising, operation specifications, assessment rules, etc.). When Party A’s platform rules are updated, Party A may inform Party B through website publicity, e-mail, internal notification, etc. If Party B violates Party A’s platform rules during promotion and release, Party B shall pay liquidated damages or compensation according to the instant rules of Party A’s platform. If Party B refuses to pay, Party A shall have the right to deduct it from the advance payment paid by Party B. If Party B fails to pay the advance payment to Party A or the advance payment paid by Party B is insufficient to compensate, Party A shall have the right to directly deduct it from the payable rebates agreed in the Agreement and any other contracts signed by Party A and Party B; If the rebate is still insufficient to offset Party A’s losses, Party B shall continue to compensate and Party A shall have the right to immediately suspend or terminate the cooperation with Party B and investigate Party B’s liability for breach of contract.

10.	Party B shall not change the promotion content page without permission during the release process, and shall be liable for compensation for breach of contract once found. For the first violation, Party B shall bear the liquidated damages of RMB 20,000; for the second violation, Party B shall bear the liquidated damages of RMB 100,000; for the third violation, Party B shall bear the liquidated damages of RMB 500,000; for the fourth violation, Party A shall have the right to permanently stop cooperation with Party B. If Party B changes the promotion content page without permission, resulting in the content being investigated by the relevant administrative authorities for violations of laws and regulations, Party B shall cooperate with Party A to make a truthful statement of the above situation. If the above liquidated damages are not sufficient to compensate Party A and Party A’s affiliates for losses, Party B shall continue to compensate.

11.	Party B and its DSP interface service provider shall not carry out unfair competition behaviors such as traffic hijacking by malicious programs, spyware or any other ways. If the traffic hijacking of Party B and/or its DSP platform damage the legitimate rights and interests of Party A and/or Party A’s users/customers, Party A shall have the right to require Party B and its DSP platform to bear all legal responsibilities.

12.	Party B shall, in accordance with the classification of advertisers and promotion contents required by Party A and the cooperation website of the traffic service platform, promise not to use the customers and promotion contents prohibited by the cooperation website for advertising bidding. Party B shall bear any losses caused to Party A, Party A’s affiliates or cooperative websites due to violation of this provision.

13.	Party A shall not be liable for any dispute arising from promotion between Party B and the media and end customers. Party A shall not establish any relationship with the customer and shall not charge any fees to the customer (unless otherwise agreed). Party B shall negotiate with customers on all matters such as fee collection, invoice issuance, fee refund and customer service, provide necessary technical support and guidance training for customers, and supervise customers to abide by the rules of Party A’s traffic trading service platform. However, without the written consent of Party A, Party B shall not set up any terms or commitments related to Party A in any form.

14.	During the cooperation between the Parties, the traffic trading system and any information, materials, trading records and data provided by Party A are Party A’s trade secrets and all intellectual property rights belong to Party A. Party B shall guarantee to delete such information and data in a timely manner; unless otherwise agreed by Party A in writing, Party B shall not use (including but not limited to connect (or map), copy, spread, process, analyze, reuse and release) the above information and data for other purposes beyond the Agreement, regardless of whether the above information and data are taken as a whole, a separate fragment or combined with other information and data.

15.	Party B agrees that Party A shall not bear any responsibility under the following circumstances: (1) Services are not provided not due to Party A’s intention or negligence; (2) Party B and/or any third party suffers losses due to Party B’s intentional or negligent acts; (3) Party B violates the Agreement, or other deals, contracts and/or agreements with Party A, or violates platform rules such as Party A’s release.

(No text below)

Party A: Henan Ocean Engine Information Technology Co., Ltd.

(Seal of the Service Provider)

Date: June 16, 2022

(affixed with corporate seal)

Party B: Beijing Haoxi Digital Technology Co., Ltd.

(Seal of the Customer)

Date: June 16, 2022

(affixed with corporate seal)

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Annex V:	Agent Commitment Letter for Cumulative Returned Goods

Commitment Letter

With regard to the return of goods (if any) involved in the performance of the Agreement for the advertisers represented by Party B, Party B hereby solemnly promises as follows:

1.	Party B entrusts Party A to provide data promotion services for the advertisers represented by Party B. The advertisers represented by Party B can apply for enjoying Party A’s return policy. After confirmation by Party A, Party B and the advertisers represented by Party B can enjoy certain return policy of Party A. Party B hereby confirms that: The specific return policies that the advertisers represented by Party B can enjoy (including but not limited to whether they can enjoy the return, the implementation period of the return policy, the applicable platform and the scope of the return policy, the return ratio, the return calculation, the confirmation of the return amount, the payment of the return amount, the deduction of the return amount, the consumption of the return amount, the use restriction of the return amount, etc.) shall be subject to the confirmation agreed in the return agreement signed by Party A or Party A’s affiliates with the advertisers represented by Party B and/or other agents entrusted by the advertisers represented by Party B.

2.	In case of any dispute or controversy between Party B and Party B’s customers due to the accounting, recharging, consumption and deduction of the returned amount in the corresponding account, it has nothing to do with Party A and shall be settled by Party B and Party B’s customers themselves.

3.	Party B confirms that the return consumption method is pre-consumption, that is, the return amount will be consumed first when Party B places bidding advertisements on advertisers represented by Party B, and the promotion expenses actually paid by Party B for Party B’s customers will be consumed when the return amount is fully consumed. The viewing and consumption of return amount shall follow the principle of “one-to-one correspondence between advertisers of agents”. Each subject of Party B’s customers can only view and consume the return amount and balance that the specific subject can enjoy through Party B’s placement in the advertiser’s account opened by Party B for the specific subject. For example, if multiple subjects of Party B sign this Commitment Letter (Subject 1 and Subject 2 of Party B) and the customers represented by Party B include Customer 1 and Customer 2, Customer 1 can only view and consume the return amount that can be enjoyed through the bidding of Customer 1 through the account opened and registered by Subject 1 for Customer 1. For the return amount that Customer 1 can enjoy through the bidding of Party B’s Subject 2, it can be consumed first when Subject 2 bids for Customer 1, and it cannot be consumed when Subject 1 bids for customer 1.

4.	Party B confirms that the return that Party B’s advertisers can enjoy on the Ocean Engine Platform and Ocean Engine Shopping Ads Platform can only be viewed and consumed separately, and cannot be cross-viewed and consumed across platforms.

5.	Party B confirms that the return amount can only be used by the corresponding customers represented by Party B, and cannot be converted into cash and it is non-refundable. Without Party A’s prior written consent, Party B and the customers represented by Party B shall not use the return amount in the main advertisement accounts of customers represented by Party B for any other third party through resale, transfer, or any other means.

6.	If the advertisers represented by Party B violate the data promotion agreement during the data promotion with the return amount, Party B confirms that Party B shall still bear the corresponding responsibilities in accordance with the data promotion agreement.

7.	If Party B has signed a return agreement with Party A for the specific customer represented by Party B, the specific customer represented by Party B can enjoy the return policy subject to the return agreement signed by Party A and Party B.

This Commitment Letter shall come into effect on the date when it is sealed by Party B.

Party B: Beijing Haoxi Digital Technology Co., Ltd.

(Seal of the Customer)

Date: June 16, 2022

(affixed with corporate seal)

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Supplementary Agreement

Contract No.: CONT20220622453051-002

Party A: Henan Ocean Engine Information Technology Co., Ltd.

Party B: Beijing Haoxi Digital Technology Co., Ltd.

In view of the fact that both parties have signed the “Data Promotion Business Cooperation Agreement” with the contract number: CONT20220622453051 (the name of the agreement actually signed by both parties shall prevail, hereinafter referred to as “Original Agreement 1”)，and “Agency Rebate Agreement” with the contract number: CONT20220726567085 (the name of the agreement actually signed by both parties shall prevail, hereinafter referred to as “Original Agreement 2”), the following changes are made to the original agreement:

1.	Party A and Party B confirm to extend the cooperation period in Original Agreement 1. After this agreement takes effect, the cooperation period between Party A and Party B in Part I, Article 2, Clause 1 of the original agreement will be extended from the original term of June 16, 2022 to September 30, 2022, to December 31, 2022.

2.	Party A and Party B confirm to extend the cooperation period of the original agreement 2. After this agreement takes effect, the cooperation period of the Article II, Clause 1, rebate policy of the original agreement 2 will be extended from the original term of June 16, 2022 to September 30, 2022, to December 31, 2022.

3.	Except for the contents of the amendments expressly made in this agreement, the rest of the original agreement shall continue to be effective.

4.	This agreement is in duplicate, Party A holds one copy, and Party B holds one copy, and it will take effect after being stamped by both parties. After this agreement becomes effective, it becomes an integral part of the original agreement and has the same legal effect as the original agreement.

（no text below）

Party A: Henan Ocean Engine Information Technology Co., Ltd.

(Stamped by service provider)

Signing Date: September 20, 2022

(affixed with corporate seal)

Party B: Beijing Haoxi Digital Technology Co., Ltd.

(Stamped by customer)

Signing Date: September 20, 2022

(affixed with corporate seal)

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Ocean Engine Customer Service: 400-618-1518

Business Cooperation Agreement on Ocean Engine Agent Data Promotion

Contract No.: CONT20221222717527

Party A: Henan Ocean Engine Information Technology Co., Ltd.

Address: Room 901, 9/F, Block A, Zhengzhou Baoye Building, 1 Boti Road, Zhongyuan District, Zhengzhou, Henan Province

Contact person: [*]

Tel.: [*]

Email: [*]

Mailing address: Small Post Office, 1/F, Fashion Vanke Center, 152 Chaoyang North Road, Chaoyang District, Beijing

(The email address agreed upon in the Agreement or any email address with the suffix @bytedance.com are considered as valid email addresses for sending and receiving notices by Party A.)

Party B1: Beijing Haoxi Culture Media Co., Ltd.

Address: Room 801, Block C, Floor 8, Building 103, Huizhongli, Chaoyang District, Beijing

Contact: [*]

Tel.: [*]

WeChat account: [*]

Email address: [*]

Mailing address: Room 801, Block C, Floor 8, Building 103, Huizhongli, Chaoyang District, Beijing

(The email address agreed in the Agreement or the email address with the confirmed suffix of @haoximedia.com is the valid email address of Party B for sending and receiving notices)

In accordance with the existing laws, regulations, rules and national standards of the People’s Republic of China, Party A and Party B have entered into the Agreement through friendly negotiation on the data promotion services entrusted by Party B to Party A for customers of Party B. The Agreement on Ocean Engine Data Promotion Service (Website: https://ad.oceanengine.com/overture/account/agreement/, hereinafter referred to as the “Online Agreement”) and other relevant agreements, Platform Rules, policies, norms, rules of use services, notices, and other related content regarding the Ocean Engine data promotion services that may be released by the data promotion platform constitute an integral part of the Agreement. The data promotion platform shall have the right to update the above agreements, rules, notices and contents from time to time, and inform Party B through webpage announcement, system message, email, call or letter, etc. Such notice shall be deemed to have been served to Party B and binding on Party B upon it is announced or sent.

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Part I Business Terms

Article I Cooperation Matters and Definitions

1.	Party B shall entrust Party A to provide data promotion services for Party B in accordance with the Agreement, and pay the data promotion fees to Party A as agreed.

2.	Party A shall authorize Party B as the comprehensive agent in China, except for the advantageous agency scope of local industry, automobile manufacturers, automobile dealers and real estate developers (Party A shall have the right to unilaterally adjust and change the agency scope and period of Party B, which shall be subject to Party A’s notice). During the agency period (the period of cooperation hereunder), Party B can only act as agent for the data promotion services within the scope authorized by Party A, and shall not have customer conflict with Party A’s advantageous agent involved in the business in the territory. Regardless of any legal relationship formed or existing between Party B and its customers, Party B shall sign corresponding agreements with its customers in its own name and directly enjoy rights and assume obligations as a party to such agreements. Party B shall clearly agree with its clients on their respective scope of work, specific service matters, service standards and other contents. Party B shall not refuse to perform the Agreement for any reason between it and its customers. In case of any dispute or controversy arising from Party B’s breach of the agreement signed with the customers or unclear agreement with the customers, Party B shall settle the dispute or controversy with the customers by itself.

3.	Data Promotion Platform refers to the Ocean Engine Ark Platform (website: https:// agent.oceanengine.com/) operated legally by Party A or its affiliates, Ocean Engine’s advertising platform (website: https://ad.oceanengine.com/), and platforms providing certain types of data promotion and related services and functions, and such platforms can provide services such as data promotion, cost statistics, data inquiry, analysis, and material management (subject to the actual services provided by each platform). Where there are any changes to the name, operating entity, or website/domain of the Data promotion platform, the notice at that time shall prevail, and the changes shall not affect the effectiveness of the Agreement.

4.	Ocean Engine Ark Platform refers to the service and management platform operated legally by Party A or its affiliates and such a platform provides services such as contract signing, customer follow-up, business processes, optimization of material release, and smart data analysis (subject to the actual services provided by the platform), hereinafter referred to as the “Ark Platform.”

5.	Platform Rules refer to all normative documents that have been released or may be released in the future on the Data Promotion Platform, network platforms with massive viewership data, or relevant platforms that may be added subsequently, including but not limited to relevant agreements, rules, norms, notices, policies, announcements, and other content that Party B needs to comply with when using the relevant services under the Agreement.

6.	Restrictive Measures refer to the restrictive measures taken by the Data promotion platform, network platforms with massive viewership data, or relevant platforms that may be added subsequently on part or all functions of the accounts of Party B and its customers according to the Agreement, the Online Agreement, Platform Rules, or relevant laws and regulations, including but not limited to closing accounts, limiting account opening, freezing funds and equity in the account, including balance, grants, etc., restricting participation in various activities held on each platform, and other restrictions on the use of data promotion functions and services.

7.	Party B’s Products or Products refer to the goods, services, or any other legal publicity objects produced or sold by customers represented by Party B. Party B shall have the legal rights necessary for data promotion in the performance of the Agreement, including but not limited to copyright, trademark right and portrait right.

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8.	Party B can make corresponding selections, settings or operations according to the rules and guidelines of the Platform, or display the content material on the relevant pages, interfaces or positions of the client applications, websites, applets, other partner network platforms and applications of Party A’s affiliates (hereinafter referred to as “traffic network platforms”) or use and enjoy corresponding services and functions through the data promotion services provided by Party A otherwise agreed in the Agreement (such as email confirmation by the parties).

9.	Data Promotion Service includes any one of the following forms or a combination thereof:

(1)	Publish advertisements in the form of pictures, texts, videos, audios and live broadcasts, etc. for Party B’s products on the flow network platforms;

(2)	Publish the content provided by Party B that describes, introduces or promotes Party B’s products mainly in the form of texts on the traffic network platforms;

(3)	Publish the network/download link address provided by Party B on the traffic network platforms. Users of the traffic network platforms can view information or buy / use specific services, goods or download APP products by clicking the links and jumping to the corresponding page. Party B shall ensure the legality of the landing page to which the link points and the content and qualification of the downloaded products;

(4)	Paid search services to promote goods, services or other publicity objects;

(5)	Other data promotion services applicable to promoting Party B’s products.

Party B acknowledges and confirms that the responsibilities for the Data Promotion Service hereunder shall be borne by and at the costs of Party B in accordance with the provisions of the Agreement, whether Party B places orders and confirms offline through email or other means for the Data Promotion Service, or the said Service is operated and executed online through accounts of Party B and its customers.

10.	Promotion Content/Content Materials refer to the keyword information and website information submitted by Party B or its customers; the information content designed and produced by Party B or its customers, or by others entrusted by Party B or its customers, or by using others with valid authorization and such content is used to display the brands of Party B’s customers and/or Party B’s Products; as well as the information content submitted and displayed by Party B when using the services under the Agreement, including but not limited to pictures, texts, videos, audios, flash, live broadcasts, and various forms of content as well as all components thereof including music, sound, lines, and visual design. The content material includes the landing page itself.

11.	Landing page refers to the page to which the link contained in the content material points, that is, the page to which the user jumps or redirects after clicking the content material.

12.	Self-produced programs and specific activities refer to videos, movies or TV plays, variety shows, sports events or live broadcast parties, etc. that are shot and produced by Party A and/or its affiliates or any entrusted third party, or whose right of placing commercial contents is granted to the same.

Article II Term of Cooperation

1.	The cooperation period between Party A and Party B starts from January 1, 2023 to December 31, 2023. Upon the expiration of the above cooperation period, the data promotion services under the Agreement will be terminated. If the Agreement is canceled or terminated in advance, the above cooperation period will expire on the date of early cancellation/termination.

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2.	If there is still any prepaid cash balance (hereinafter referred to as the “Cash Balance”) in the accounts of Party B and its customers that has not been consumed for release after the expiration of the above cooperation period and Party B chooses to continue to use it, the Cash Balance can only be used for bidding data promotion within three natural months (hereinafter referred to as the “Extension Period”) after the expiration of the above cooperation period. Unless otherwise agreed by the Parties, the data promotion during the Extension Period shall still be subject to the provisions of the Agreement. After the expiration of the Extension Period, Party A and the Data promotion platform shall have the right to close the accounts and account authorities of Party B and its customers. After the expiration of the above cooperation period, Party B shall not renew charge procedures under the Agreement, but can only consume the aforementioned Cash Balance during the Extension Period, provided that the consumption generated after the expiration of the above cooperation period and during the Extension Period cannot be used for accounting for corresponding rebates or similar preferential policies based on the Agreement and/or supplementary agreements and other documents subsequently signed by the Parties.

3.	If there is any prepaid cash balance in accounts of Party B and its customers that has not been consumed before the signing of the Agreement, Party B shall confirm that the prepaid cash balance will be transferred to the Agreement and subject to the Agreement from the cooperation start date agreed in the Agreement.

4.	Party B confirms that the grant amount in the account of Party B’s customers shall be subject to the following rules of use:

(1)	The grant amount can only be used during the cooperation period of the Agreement and any Extension Period (if any), provided that the accounts of Party B and its customers can operate normally. If the accounts of Party B or its customers are banned or restricted from use, or Party B/its customers close the account voluntarily, the grant amount shall not be used or will be cleared.

(2)	The grant amount cannot be withdrawn, refunded, transferred, or invoiced.

(3)	The grant amount shall be used before the deadline displayed on the platform. If the deadline displayed on the platform is later than the cooperation period and/or the Extension Period (if any), the grant amount shall be used during the cooperation period and/or the Extension Period (if any). If it is not used overdue, it will be deemed as a voluntary waiver by Party B and its customers, and such amount will be cleared upon expiration.

(4)	Other requirements and limitations regarding the use of grant amounts notified or announced by the Data promotion platform.

(5)	All data promotion carried out with the grant amount shall be executed in accordance with the provisions of the Agreement.

5.	After the expiration of the cooperation period of the Agreement, other non-cash amounts in the accounts of Party B and its customers other than the grant amount shall not be used for data promotion release and consumption. If so, Party B shall agree and guarantee to pay Party A the data promotion fee corresponding to the consumed non-cash amounts in accordance with the provisions of the Agreement.

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Article III Data Promotion Modes

1.	Non-bidding data promotion

(1)	Non-bidding data promotion includes but is not limited to the release of CPT (Cost Per Time), CPM (Cost Per Mille), CPV (Cost Per View), special project resource package, and other non-standard resources.

(2)	For the non-bidding data promotion, the specific time, position, price and other elements of data promotion shall be determined according to the Data Promotion Order (hereinafter referred to as the “Order”) signed by Party A and Party B before the data promotion or confirmed through the valid email address and the Data promotion platform agreed in the Agreement. If Party B places any order through the email address or data promotion platforms, the order shall be deemed as Party B’s true intention and shall have legal effect and binding force on Party B. The order shall come into effect after Party A confirms it with the valid email address or on the data promotion platforms agreed in the Agreement. Party B acknowledges and confirms that: Party A or any entrusted third party will log in to the data promotion background and the account of Party B and its customers to check and operate according to the order, and confirm relevant online agreements and rules on behalf of Party B for the use of some functions, so as to realize the non-bidding data promotion and release.

(3)	After the successful placement of the Order, Party A has locked the inventory and reserved corresponding resources for Party B. Where the normal, timely, and continuous release is affected due to reasons other than the data promotion platform and Party A, and waste of corresponding resources will be caused therefrom, Party B shall still pay the corresponding data promotion fee as agreed in the Order. The aforementioned cases include but are not limited to the following: Party B’s failure to upload Content Materials in a timely manner; failure of Party B’s Content Materials/data promotion plan for the review; violation of laws/regulations/Platform Rules by Party B’s Content Materials/data promotion plan and thus the plan is taken offline; abnormalities in accounts of Party B/its customers (including but not limited to the account being banned and unable for releasing or being subject to Restrictive Measures), and suspension, interruption, termination, or failure to timely and continuously release of Party B’s data promotion plan due to other reasons not attributable to the data promotion platform and Party A.

(4)	During the cooperation period of the Agreement, if Party B changes the effective order, it shall inform Party A 30 days in advance with confirmation of Party A, and the Parties shall sign or confirm the changed order; otherwise, it shall be deemed that the order has not been changed, and Party A and Party B shall still execute and settle the effective order before the change. Party B shall carry out changes to the orders confirmed on the data promotion platform in accordance with the data promotion platform rules and requirements.

2.	Bidding data promotion includes but is not limited to CPM (oCPM) (Optimized Cost Per Mille) and CPC (Cost Per Click) bidding release, and Party B shall carry out data promotion by online bidding in accordance with the data promotion platform rules and the release operation guidelines. Once Party B’s bid meets the transaction conditions of the service, the promotion content of Party B will be displayed independently or in an aggregated form in certain locations and in certain modes based on the continuously optimized release model of the data promotion platform.

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3.	Party B acknowledges and confirms that if Party B has selected the preferred media or scenario on the data promotion platform, Party B’s promotion content will be mainly released according to the media or scenario selected by Party B. If there are multiple preferred media or scenarios, there may be no release on some media or scenarios due to various factors such as Content Materials, Platform Rules, and bid strategies. At the same time, in order to provide better Data Promotion Service to Party B, the data promotion platform may optimize the content and format of Party B’s promotion content and intelligently expand the release to other scenes with massive viewership data.

4.	Based on the purpose of optimizing data promotion services, the data promotion platform will adjust and improve the content material, size and format requirements, placement position and form, data promotion modes, etc. from time to time. Optimization includes but is not limited to adding anchor points, marketing components, identification or logos, or using idea optimization functions (such as live clip editing of high quality, dynamic ideas, programmatic ideas, and derivations from ideas) and is subject to actual execution on the data promotion platform. If the Content Materials lack matching and/or relevance with certain attributes of the Data Promotion Service, Party B authorizes Party A and the data promotion platform to appropriately edit and replace the Content Materials in order to adapt it for display.

5.	Party B acknowledges and confirms that the results and effectiveness of data promotion are affected by various factors, including but not limited to the condition of Party B’s Products, the quality of Content Materials, Party B’s operations, release strategies, and changes in the external competitive environment. However, regardless of the data promotion mode and billing mode used, Party A and the data promotion platform shall not make any express or implied promises to Party B and its customers regarding the promotion effect of the service used herein and the sales, business performance, and investment returns of Party B’s Products.

Article IV Data Promotion Fee

1.	Pricing Mode

According to the specific modes of data promotion agreed upon by the Parties, Party B shall settle and pay fees to Party A using corresponding billing modes (including CPT, CPM, CPC, oCPM, etc.) and the billing currency shall be RMB.

2.	Term of Payment

(i)	For Party B’s bidding data promotion, Party B shall pay Party A the data promotion fee according to the following agreed period:

For payment before data promotion (i.e. prepayment), the promotion fee shall be paid by Party B and received by Party A before data promotion. Each calendar month shall be taken as a settlement period. The Parties shall timely calculate the promotion fee incurred in the previous settlement period within the current settlement period, and Party A shall timely provide Party B with an invoice of the equal amount after receiving the sealed order or the Data Promotion Settlement Statement issued by Party B.

(i)	For Party B’s non-bidding data promotion, Party B shall pay Party A the data promotion fee according to the following agreed period:

For payment before data promotion (i.e. prepayment), the promotion fee shall be paid by Party B and received by Party A before data promotion. Each calendar month shall be taken as a settlement period. The Parties shall timely calculate the promotion fee incurred in the previous settlement period within the current settlement period, and Party A shall timely provide Party B with an invoice of the equal amount after receiving the sealed order or the Data Promotion Settlement Statement issued by Party B.

Party B acknowledges and confirms that regarding non-bidding data promotion that contains special project resource packages, Party A has the right to adjust the payment deadline agreed in the Agreement. The payment deadline and payment method after adjustment shall be subject to the supplementary agreement or email confirmation separately signed by both Parties.

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3.	Party B acknowledges and confirms that, for Party B’s bidding data promotion, even if Party B adopts a non-prepayment method, if there is a cash balance in the accounts of Party B and customers represented by Party B, the cash balance shall be consumed first. After the cash balance is fully consumed, Party B shall pay the data promotion fee to Party A according to the payment deadline agreement mentioned above. For Party B’s non-bidding data promotion, Party B shall pay the data promotion fee to Party A according to the payment deadline agreement mentioned above.

4.	If Party B adopts non-prepayment, even if the payment period has not expired, as long as Party A has reasonable reasons to believe that Party B will or has lost its ability to pay or has the risk of overdue payment, Party A shall have the right to suspend Party B’s data promotion and require Party B to pay the fee immediately, and at the same time have the right to change Party B’s payment mode from “consumption before payment” to “prepayment” or require Party B to pay a certain amount of security deposit.

5.	Type of invoice: The invoice items that Party A can issue include: promotion fee/advertisement release fee/advertising fee, and the invoice types that Party A can issue for Party B include: special VAT invoice/general VAT invoice.

6.	Party B shall make payment by bank transfer, and Party A will not accept other payment methods. The settlement currency is RMB. The receiving bank account information of Party A is as follows:

Account name: Henan Ocean Engine Information Technology Co., Ltd.

Bank: [*]

Account No.: [*]

Article V Cooperation Policy

1.	Party B confirms that: During the cooperation period, Party A shall have the right to set relevant assessment indicators for Party B’s data promotion on a quarterly basis (subject to Party A’s separate email notice). Party A shall assess the completion and cumulative completion of Party B’s relevant assessment indicators in the previous quarter and before at the beginning of each quarter. If any assessment indicator of Party B is not completed, Party A shall have the right to immediately terminate the Agreement without bearing any liability for breach of contract/compensation.

2.	During the cooperation period of the Agreement, If Party B apply to Party A for and confirm the data promotion and distribution policy or return policy approved by Party A through the valid contact agreed in this Agreement (hereinafter collectively referred to as the “annual frame policy”, including but not limited to the policy content, actual implementation of the policy and security deposit), the annual frame policy confirmed by Party B in the above way is the true intention of Party B, and has legal effect and binding force on Party B. If a separate written agreement is signed on the annual framework policy, the written agreement shall prevail.

Part II General Terms and Conditions

Article I Protection of User Personal Information

Under the Agreement, Party A and Party B shall process the user’s personal information in accordance with the requirements of relevant laws and regulations. The data provider promises that the data provided to the receiver complies with the laws and regulations and has obtained the authorization and consent of the relevant personal information subject, without infringement of the legitimate rights and interests of any third party. The data receiver undertakes to protect the security of personal information in a manner that meets the requirements of relevant laws and regulations and necessary measures, and to process relevant personal information in accordance with the laws and regulations, the above authorization and consent of the personal information subject and the Agreement.

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Article II Account of data promotion platform

1.	The accounts (including the account created and registered on the Ocean Engine Ark Platform by Party B and the account created and registered on the Ocean Engine’s advertising platform by Party B’s customers for data promotion cooperation through entrusting Party B) created and registered by Party B and its customers on the data promotion platform shall only be used to the extent of Party B, Party B’s customers, and the corresponding authorized entities. Without the written consent of Party A, Party B is prohibited from gifting, borrowing, renting, transferring, or selling the accounts in any form.

2.	Party B shall bear all legal responsibilities (including but not limited to assuming responsibilities according to the provisions of the Agreement and paying the data promotion fee) for the activities and actions (including but not limited to online signing/confirming agreements, configuring and operating accounts, or conducting data promotion) conducted in the name of accounts of Party B and its customers.

3.	Party B undertakes that Party B and its customers shall properly keep the accounts and passwords created and registered on the data promotion platform and maintain their security and confidentiality. If the account is stolen or the password is lost due to improper storage of Party B/its customers or other force majeure factors, Party B shall bear the responsibility on its own. If the account or password is lost or forgotten, Party B may appeal to Party A or the data promotion platforms in time to retrieve the account or password. Party B understands and acknowledges that the password retrieval mechanism of Party A or the data promotion platforms can only identify whether the information filled in the appeal form is consistent with the system records, but cannot identify whether the appellant is the real authorized user of the accounts.

4.	Party B understands and agrees that in order to ensure the security of the accounts and the legitimate rights and interests of Party B/its customers, if the accounts of Party B and/or its customers have not been logged in and used for a certain period of time, Party A has the right to re-verify the login party’s identity and other information of the accounts of Party B and/or its customers in accordance with the operation process of the data promotion platform.

5.	Party B acknowledges and confirms that if Party B or its customers operates their accounts (including but not limited to authorizing and binding other platform accounts to the data promotion platform account, providing/receiving data and materials) in accordance with the guidelines, rules, and agreements confirmed by Party B or Party B or its customers on various platforms (including but not limited to the data promotion platform, network platforms with massive viewership data), Party B confirms that such operations have full authorization and permission, and the platform prompts, instructions, rules, and agreements at the time of the operation have full legal effect and binding force on Party B and/or its customers. Party B shall assume full legal responsibility for the aforementioned operations. Any disputes or controversies arising from the aforementioned operations and related matters shall be addressed and resolved by Party B itself with Party B’s customers or other related third parties, and have nothing to do with Party A, Party A’s affiliates, and each platform.

6.	Party B understands and agrees that if the account of Party B is closed, the accounts of Party B’s customers will be subject to Restrictive Measures (including but not limited to release restrictions or disabling) and cannot be used.

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7.	After the cancellation or termination of the Agreement, Party A shall have the right to close all accounts created and registered by Party B and its customers on the data promotion platforms and their permissions.

8.	Party A/Party A’s affiliates and the data promotion platform have the right to view the account data promotion and related content and data to be released by Party B and its customers based on compliance investigations, violation identification, and handling, data promotion analysis and optimization, service provision, problem troubleshooting, risk control, and internal audit purposes, and collect relevant information on the exposure and display of Party B’s promotion content.

Article III Submission and Review of Data Promotion Content

1.	Party B understands and agrees that the data promotion platform will establish different rules (including but not limited to different subject types, material specifications and standards, and promotion industry categories) for data promotion based on business strategy, user maintenance, etc., and will review the relevant qualifications and Content Materials of data promotion based on such rules.

2.	Within the scope agreed in the Agreement, the specific content of data promotion shall be subject to what is submitted by Party B or its customers to Party A or uploaded to the data promotion platform and accepted after review by the said Platform (the Content Materials submitted or provided by Party B in the Agreement include the Content Materials submitted or provided by Party B’s customers).

3.	According to the modes of data promotion, Party B shall submit the content material in advance according to the specifications and size requirements of the data promotion platforms before data promotion. If Party B wants to change the data promotion content, it shall also submit the changed content material in advance as required by the data promotion platform, otherwise, Party B shall still pay the corresponding data promotion fee under the Agreement and bear the consequences arising from the failure to change the content material in time.

4.	The relevant data promotion qualifications and content material provided by Party B must be true and legal, and shall not be fake to deceive or mislead consumers, or violate laws, regulations, rules, and public moral codes, or be suspected of or constitute unfair competition and infringe the legitimate interests of any third party (including but not limited to infringement of the copyright, trademark right, patent right and other intellectual property rights of others, infringement of the personal rights or other legitimate rights and interests of others). They shall comply with relevant laws, regulations, and rules, otherwise, Party A shall have the right to refuse to publish them.

5.	Party B guarantees that it will not arbitrarily add links, buttons, QR codes and other operation entrances in the content material to guide users to download applications. If it is necessary to add any link or other operation entrances to guide users to download applications, Party B shall obtain Party A’s confirmation in advance and upload relevant application information through the application management center designated by Party A, add the download link in the way permitted by Party A or the data promotion platforms, and express the five-element information (application name, version information, developer name, permission information and privacy policy) to users. There shall be no inconsistency between the content material and relevant application information or other circumstances of misleading or inducing users to download, otherwise, Party A shall have the right to reject Party B’s data promotion demands, immediately remove the content material being released and require Party B to bear the corresponding responsibilities agreed in the Agreement.

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6.	If Party B uses live stream promotion for data promotion, Party B understands and agrees that:

(1)	Party B guarantees that the live streaming content (including but not limited to various forms of content such as texts, pictures, videos, audios, and live broadcasts and all components therein such as music, sound, dialogue, and visual design) and the portraits involved in the live streaming are original or have been legally licensed (and sublicensed) for use, and Party A/Party A’s affiliates and the data promotion platform do not need to obtain the license of any third party for editing, processing, displaying, promoting and using the live streaming content.

(2)	Party A/Party A’s affiliates and the data promotion platform have the right to form the highlight cut of Party B’s live streaming content through editing (including but not limited to selection, adoption or abandonment, decomposition, and grouping) and processing (including but not limited to adding subtitles, music, pictures, and videos), and display the highlight cut or use it as materials in Party B’s promotion content. Party B promises not to maliciously alter and use the aforesaid highlight cut, and not to use the highlight cut for purposes other than data promotion.

(3)	If any dispute is caused or losses are caused to Party A and its affiliates due to Party B or its customers violating the aforesaid guarantee, Party B shall independently bear the corresponding responsibilities and compensate Party A and its affiliates for all the losses.

7.	Party A will review the data promotion content and content materials submitted by Party B in accordance with the provisions of relevant laws, regulations and rules and the rules of the data promotion platform.

8.	The review and final delivery by Party A shall not relieve Party B’s guarantee liability for the authenticity and legality of the promotion contents, relevant qualifications and the products sold and promoted. Party B shall bear all legal responsibilities on its own for any controversies, demands and disputes arising from Party B’s data promotion contents or products sold and promoted, and if Party A and/or Party A’s affiliates suffer any losses (including but not limited to any third-party claims, compensation paid in advance or punishment by state authorities) incurred thereby, Party B shall compensate Party A and/or Party A’s affiliates in full for all losses incurred thereby. At that time, Party B shall not refuse to bear the liability for compensation according to the Agreement on the grounds that the promotion contents and/or content materials and relevant qualifications were reviewed, delivered by Party A/data promotion platform or provided by other third parties.

9.	Party A has the right to immediately suspend the release and take corresponding restrictive measures, and require Party B to make modification or rectification upon receipt of Party A’s written notice and compensate all losses caused therefrom to Party A and Party A’s affiliates, if Party A finds that Party B and customers represented by Party B, including but not limited to business behavior, Party B’s products, data promotion, content materials, products for sales/promotion, the related personnel (including but not limited to senior executives and spokespersons) of Party B and customers represented by Party B and the use of relevant functions and services of the data promotion platform (whether within the scope of Party A’s review responsibility or not): 1) violate the relevant laws and regulations or will be much likely to cause the risk of violation of laws and regulations, or disrupt the platform order or infringe on consumers’ rights and interests, or seriously violate the social morality and public order; or 2) are reported and investigated by competent authorities for illegal events, negative events or other improper behaviors. Before Party B makes the modification according to Party A’s requirements, Party A has the right to refuse to lift the restrictive measures and refuse to publish the data promotion content. If any consequences such as failure to publish or delay in publishing the promotion content are caused thereby, Party A shall not bear the liabilities for breach of contract. If Party B refuses to make the modification or fails to do so within the time limit, or the modification by Party B fails to meet the requirements of Party A, Party A has the right to unilaterally terminate the Agreement.

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10.	Party B shall conduct its own review of the promotion content and qualification to be released with a high level of duty of care that professionals can fulfill, so as to avoid any illegal situation in the promotion content and content materials as much as possible.

11.	If Party A is investigated by a competent authority or receives a complaint from a third party, or Party B or its customers file a complaint against any other third parties, for reasons of Party B or its customers, including but not limited to business behavior, Party B’s products, data promotion, content materials, products for sales/promotion, the related personnel (including but not limited to senior executives and spokespersons) of Party B and its customers and the use of relevant functions and services of the data promotion platform, Party B agrees that Party A will provide Party B’s information involved in the cooperation under the Agreement, including but not limited to information of the company entity and data promotion information, to the competent authority or the third party(ies), and Party B shall support the above investigation and the complaints, and disputes. If a third party complains that Party B, Party B’s customers, and the promotion content of Party B infringes its legal rights, Party B shall provide a counter-notice and preliminary evidence as required by Party A to prove that it does not constitute infringement, and Party A shall have the right to provide the relevant qualification and other supporting documents provided by Party B to the third party. If Party B refuses to provide evidence or the evidence provided is insufficient to prove that it does not constitute infringement, Party A shall have the right to terminate the Agreement or suspend the delivery and require Party B to pay the liquidated damages for 20% of the corresponding data promotion fees of the content materials/products complained of infringement or RMB 30,000 (whichever is higher). If the liquidated damages are not enough to make up for Party A’s and its affiliates’ losses, Party B shall continue to compensate.

12.	In order to optimize and provide data promotion services that are more suitable for market demand, Party B authorizes Party A or Party A’s affiliates to migrate the accounts of the data promotion platform and/or relevant data in the accounts between the data promotion platform to achieve the purpose of providing data promotion services.

13.	For the purpose of checking and ensuring the service quality provided by Party B to customers it represented, Party B authorizes Party A to provide information related to the entity identity, operation and data promotion of Party B to Party A’s affiliates or related operating platforms of affiliates for review and analysis.

Article IV Data Statistics

1.	Party A and Party B confirm that all data under the Agreement (including but not limited to data promotion information, release time, page views, clicks, etc.) shall be counted by Party A and adopted as the basis for settlement. Party A guarantees that the statistical data are objective and true.

Taking each data promotion period as a cycle during the execution of the Agreement, if Party B has any objection to the performance of the Agreement by Party A (including the execution of data promotion), Party B shall explicitly raise it to Party A in writing (valid in the form of e-mail, with corresponding materials attached at the same time, such as webpage copy, etc.) within 5 natural days after the end of the data promotion period. If Party B fails to raise an objection in the above-mentioned written form within the above objection period, it shall be deemed that Party B has no objection to the data promotion, execution and corresponding fees.

2.	Party B can only monitor and count the data promotion services supported by Party A and the data promotion types and resources opened by Party A in accordance with the Agreement and the order/scheduling agreement. Party B and the third-party statistical agencies entrusted by Party B that conform to the Agreement shall keep the information learned in the process of data statistics and monitoring strictly confidential, and promise to implement necessary management measures and technical means that are not lower than the overall level in the industry to protect the security of information and data, and shall not use the learned information for purposes other than those agreed in the Agreement.

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3.	For non-bidding data promotion:

(1)	Party B may choose to entrust a third-party statistical agency notified by Party A to conduct data statistics.

(2)	Based on the data issued by Party A, if the difference between the statistical data of the third-party statistical agency entrusted by Party B and Party A’s data does not exceed 10% (including 10%), the data of the third-party statistical agency may prevail; if the difference exceeds 10%, Party A and Party B shall review the data together with the third-party statistical agency and correct the error according to the facts, and if it is confirmed that Party A’s data is incorrect, the data of the third-party statistical agency may prevail; but if it cannot be confirmed that Party A’s data is incorrect, Party A’s data shall prevail. If no agreement can be reached, the dispute shall be settled according to the dispute settlement method agreed in the Agreement.

(3)	Party A shall have the right to unilaterally adjust, reduce or change the third-party statistical agencies and notify Party B in advance. Only when Party B entrusts the corresponding third-party statistical agencies according to Party A’s latest notice, the error of data promotion of the non-bidding data can be implemented according to the preceding paragraph. If Party B selects other third-party statistical agencies for monitoring and data statistics other than the third-party statistical agencies agreed in the Agreement (subject to the latest notice of Party A), its statistical data shall be invalid unless agreed by Party A in writing.

(4)	In the above data review, the Parties confirm that they do not recognize and support the settlement, screening and identification rules of “synchronous click monitoring”, “frequency”, “TA%” and “ivt” data of third-party statistical agencies, and the rules of Party A shall prevail.

(5)	If Party B establishes a monitoring link by itself to conduct data statistics on non-bidding promotion, Party B confirms that all data under the Agreement shall be subject to the statistical data of Party A.

4.	For bidding data promotion, Party B may choose to entrust a third-party statistical agency or establish a monitoring link by itself for data statistics, but all data under the Agreement shall be subject to Party A’s statistical data.

Article V Liability for Breach of Contract, Exceptions and Special Agreements

1.	Party B shall pay Party A the data promotion fees (including the security deposit, if any) according to the time and amount agreed in the Agreement. If Party B fails to pay the fees in full and on time as agreed, Party B shall pay an overdue fine of 3 ‰ of the total amount of outstanding fees for each day overdue until the arrears are paid off. Party A shall have the right to directly deduct the unpaid data promotion fees and overdue fine from the balance of the account of Party B and its customers (including cash balance, rebate amount, etc.) and the security deposit of Party B; meanwhile, Party A shall have the right to suspend Party B’s data promotion demands in part or in whole from the overdue date and does not assume any liability for breach of contract. If Party B fails to pay the full amount of data promotion fees within 15 days overdue, Party A shall have the right to terminate the data promotion of Party B without assuming any liability for breach of contract.

2.	If Party B has any of the following breaches, Party B shall still pay the corresponding data promotion expenses in full according to the Agreement, and Party A shall have the right to immediately remove the materials being released, take corresponding restrictive measures and unilaterally terminate the Agreement, and require Party B to compensate Party A and/or Party A’s affiliates for all losses caused thereby.:

(1)	Party B fails to pay the data promotion fees in full within 15 days overdue without justifiable reasons;

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(2)	Party B violates the confidentiality requirements of the Agreement and/or the protection requirements of users’ personal information, migrates, copies, disseminates, transfers, licenses, or by any means discloses, allows, or provides others to use in Party A’s trade secrets, software, data and other information contents, or engages in any commercial or operating activities;

(3)	Party B and its customers, including but not limited to their business behavior, Party B’s products, data promotion, content materials, sales/promotion products, relevant personnel of Party B and its customers (including but not limited to senior executives and spokespersons of Party B and its customers), and the use of relevant functions and services of the data promotion platform, violates relevant laws and regulations may lead to the risk of violation of laws and regulations, or disrupt the order of the platform or infringe on the rights and interests of consumers, or seriously violate the public order and good customs, or are reported and investigated by competent authorities for illegal events, negative events or other improper behaviors, and still fail to correct or fail to correct within the time limit after being notified by Party A, or still fail to meet Party A’s requirements after correction;

(4)	After Party B’s link is approved or is promoted online, Party B displays the contents that violate the current laws, regulations and rules by modifying the page or program content led to by the link, setting website redirect, setting malicious codes, setting viruses and other means;

(5)	Party B fails to add the download link in the way agreed hereunder, or the added download link fails to express the information of five elements to the user, or the content materials are inconsistent with the relevant application information, or other circumstances such as misleading and inducing the user to download; or Party B changes the content materials by itself without the confirmation by Party A, including but not limited to changing ordinary products originally promoted into products that require special business qualifications to operate, adding or changing contents such as download links;

(6)	Party B carries out data promotion beyond the agency scope and agency period agreed in the Agreement;

(7)	Party B and/or Party B’s affiliates carry out agency or other activities in the name of Party A or its affiliates beyond or without the authorization of Party A and its affiliates;

(8)	Party B or the customers represented by Party B provide any content materials containing malicious software, spyware or any other malicious code in the data promotion, which infringes the legitimate rights and interests of Party A and/or users;

(9)	Party B develops sub-agents;

(10)	Where a written contract shall be signed between Party B and the customer it represents, and Party B fails to verify the legality and authenticity of the entity qualification submitted by the customer it represents, and Party B fails to provide Party A with the cooperation contract signed with the customer it represents upon notification by Party A to Party B;

(11)	In any of the following cases of Party B:

1)	Party A undergoes business or production shutdown, business closure, rectification, reforming, deadlock, liquidation, takeover or trusteeship, dissolution, revocation of business license, deregistration or bankruptcy;

2)	Party B undergoes financial deterioration, serious hardship in operations, or the occurrence of events or cases adversely affecting its normal operations and financial state;

3)	Party B or its controlling shareholders or legal representatives are involved in major lawsuits, arbitrations, disputes, claims or other legal procedures, or major assets are seized, sealed up, frozen, enforced, or other measures with the same effect are taken, resulting in significant adverse effects on Party B’s solvency and operating ability;

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4)	For other circumstances of Party B, which, in Party A’s reasonable judgment, may cause or have caused significant adverse effects on Party B’s performance ability under the Contract, or do not meet Party A’s requirements for agents.

(12)	Party A’s performance of the Agreement is of no practical significance due to other serious breaches of contract by Party B.

3.	If Party B fails to prove that it has fulfilled the review obligations agreed in the Agreement, and the content materials uploaded/submitted or delivered by Party B, or the sales/promotion of products or data promotion, or the business behavior of Party B/customers represented by Party B:

(1)	Infringes the legal rights of third parties; (2) or there is indeed evidence to prove that there is a major suspicion of the aforesaid infringement; (3) or Party A has received true and reasonable complaints (including but not limited to third parties accusing Party A/Party A’s affiliates of infringement in the form of complaints, letters, media reports, etc., filing a lawsuit against Party A/Party A’s affiliates, reporting to relevant competent authorities, etc.) due to its content materials or sales/promotion of products, the operation of Party B/customers represented by Party B, etc. In case of any of the above circumstances, Party A has the right to terminate the Agreement or suspend the release, take restrictive measures, and require Party B to pay liquidated damages of 20% of the corresponding data promotion fee for the content/product or RMB 30,000 (whichever is higher). If the liquidated damages are insufficient to make up for the losses of Party A and Party A’s affiliates, Party B shall continue to compensate; any dispute arising from Party B’s products shall be settled by Party B and Party B shall bear all legal responsibilities; if Party A/Party A’s affiliates compensate any third party or are punished by state authorities due to Party B’s infringement or illegal acts, Party B shall also fully compensate Party A and Party A’s affiliates for the losses incurred thereby.

4.	If Party B violates the provisions of the Management Specifications on Ocean Engine Business Partners issued by Party A (in case of any change in the name of the Specification, the notification of the platform at that time shall prevail), Party A shall have the right to take corresponding measures against Party B and accounts of Party B and its customers and/or require Party B to bear corresponding responsibilities in accordance with the latest Management Specifications on Ocean Engine Business Partners that takes effect. Disputes, consequences, and losses arising therefrom between Party B and its customers shall be settled and borne by Party B.

5.	Unless otherwise expressly provided in the Agreement, otherwise, the data promotion resources hereunder can only be used to promote the corporate image, brand, products or services of customers (i.e., the actual providers of the products or services promoted) clearly agreed in the orders signed by the Parties, the Data Promotion Schedule and other documents. Without the prior written consent of Party A, Party B shall not use the data promotion resources hereunder to promote any other customers by resale, transfer or any other means. Otherwise, Party A shall the right to immediately stop releasing or refuse to release such data promotion content, and Party B shall pay Party A liquidated damages of 20% of the unit rate card of the data promotion resources used for breach of contract within 5 working days from the date of Party A’s written notice. At the same time, Party A shall have the right to terminate the Agreement in advance. If the above-mentioned liquidated damages are insufficient to make up for Party A’s losses, Party B shall fully compensate Party A for the losses incurred thereby.

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6.	Under the Agreement, if Party B’s breach of contract causes losses to Party A and/or Party A’s affiliates, in addition to the liability for breach of contract agreed in the Agreement, Party B shall also compensate Party A and/or Party A’s affiliates for the rights protection expenses incurred in realizing their rights, including but not limited to investigation fees, travel expenses, attorney fees, litigation costs, preservation fees and preservation guarantee fees (or preservation insurance premiums) and other expenses. Party A has the right to directly deduct the liquidated damages, compensation, and rights protection fees payable by Party B from Party B’s advance payment, security deposit, and the balance (including cash balance, rebate amount, etc.) of account of Party B and its customers, and Party B shall continue to compensate for the insufficient part.

7.	If Party A arbitrarily delays, interrupts or terminates the data promotion services without justifiable reasons, it shall explain the reasons to Party B in writing. If the agreed data promotion is not delivered or is incorrectly delivered at the agreed time due to Party A’s fault, Party A needs to provide resource compensation for Party B’s data promotion according to the principles of “one make-up for one mistake” and “one make-up for one omission”, that is, Party A only provides resource compensation of the same value to Party B for Party A’s wrong delivery and omitted delivery according to the above principles, and Party A shall not bear any other liabilities other than the above-mentioned.

8.	If Party A commits any of the following breaches, Party B shall have the right to unilaterally terminate the Agreement:

(1)	Party A fails to provide data promotion services as agreed within 30 days overdue without justifiable reasons;

(2)	Party A commits breach of the confidentiality requirements of the Agreement;

(3)	Party B’s performance of the Agreement is of no practical significance due to other serious breaches of contract by Party A.

9.	During the cooperation period of the Agreement, if Party B cancels an effective order and Data Promotion Schedule, Party B shall notify Party A in writing 30 days in advance and obtain written confirmation from Party A; if Party B fails to cancel according to the aforesaid agreement, it shall be deemed as Party B’s breach of contract (if Party B should pay the data promotion fees before data promotion but fails to pay it, it shall be deemed as Party B’s breach of contract to cancel the order). If Party B breaches the Contract, Party B confirms that it shall pay Party A the promotion expenses corresponding to the resources actually invested by Party A and the inventory locked and the corresponding resources reserved, and shall pay liquidated damages to Party A according to 20% of the promotion expenses agreed in the corresponding orders, Data Promotion Schedule and other documents or RMB 30,000, whichever is greater.

Party A shall have the right to deduct the above-mentioned liquidated damages from Party B’s advance payment; if Party B does not have advance payment, Party B shall pay the above-mentioned liquidated damages to Party A within 10 working days after canceling the data promotion. If the above-mentioned liquidated damages are insufficient to make up for Party A’s losses, Party B shall fully compensate Party A for all the losses incurred thereby.

10.	Party A has the right to check Party B’s promotion content, promoting or promotion products, operation behavior of Party B/its customers, and the information published on the platform. If Party A finds or suspects that Party B’s promotion content, sale of products, operation behavior of Party B/its customers, and the information published on the platform has any problems, Both parties have the right to send a notice of inquiry and correction to Party B, or to delete information, block permissions, suspend/stop the services hereunder, and have the right to deal with the aforesaid behaviors of Party B according to the platform rules. The specific contents shall be subject to the Agreement and the platform rules. At the same time, Party A reserves the right to further investigate the relevant liabilities of Party B.

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11.	Exceptions:

(1)	Based on the overall market interests and business needs and in order to provide better data promotion services, it is reasonable to adjust, restrict, change, or withdraw the data promotion services, service contents, service methods, product functions, layout, page design, etc. under the Agreement due to changes in traffic network platform requirements, change of data promotion rules (including but not limited to review rules, access rules, promotion rules, security deposit requirements for specific industries, etc.) and platform rules, Party A’s adjustment, improvement of user experience, optimization of advertising quality, changes in national policies and market environment, etc. If the data promotion services hereunder cannot be provided as agreed or cannot be continued due to the above adjustment, change, or withdrawal, Party A shall not be liable for breach of contract.

(2)	In order to ensure the normal operation of the traffic network platform and data promotion platform, Party A/Party A’s affiliates shall shut down and maintain the website and platform regularly or irregularly if necessary. If the services hereunder cannot be provided as agreed due to such circumstances, Party A shall not be liable for breach of contract.

(3)	In case of circumstances including but not limited to the requirements of competent authorities, social public events, media reports or major time nodes, Party A shall have the right to adjust, suspend or terminate the data promotion services hereunder at the corresponding time node, and shall not assume the liability for breach of contract.

(4)	If Party A can’t provide data promotion services as agreed due to the above three circumstances, Party A shall provide the data promotion services of the affected part at a condition not lower than that originally agreed by the Parties after the end of circumstances causing effects. If Party A can’t release or provide the services because of the actual situation, the Parties shall make a settlement according to the actual data promotion situation.

(5)	Party B understands and agrees that in order to optimize the customer experience, the data promotion platform will continuously explore and provide differentiated product solutions for customers with different delivery experiences. The product functions actually used by Party B shall be subject to the page display. At the same time, the data promotion platform may provide estimated data services on some product pages, but such estimated data does not constitute any suggestions or commitments of Party A and the data promotion platform; the accuracy of such data is limited by the level that can be achieved by existing technologies and conditions, commodity conditions, Party B’s operation, and changes in the external competitive environment, and is only for Party B’s reference. Party B is still obliged to make decisions based on its own business judgment and bear the consequences, responsibilities, and risks of decision-making.

(6)	After Party A provides data promotion services as agreed hereunder, if Party B’s promotion content cannot be displayed on the user’s network terminal due to the setting by the computer, mobile phone and other network terminal users on their network terminal devices, client application programs, websites, mini-programs, or the data promotion services are inconsistent with the agreement due to the software and hardware devices and network configurations provided by Party B/customers represented by Party B, it does not fall under the scope of breach of contract by Party A, and Party A shall not bear any liability.

(7)	Party B and its employees shall not cause any actual/potential damage to or conflict with the interests, reputation, and brand image of Party A, Party A’s employees, and A’s affiliates, otherwise, Party A has the right to terminate this Agreement immediately after notifying Party B in writing, without bearing any liability for breach of contract, and Party A has the right to investigate the legal responsibilities of Party B and its employees.

(8)	Party A or its affiliates and the data promotion platform may invoke Party B’s promotion content as a case of data promotion to display or participate in an award evaluation for the purpose of building a database of excellent cases, disseminating excellent cases, or operating needs. In this case, it shall not be deemed as Party A’s breach of contract and Party A shall not bear any responsibility.

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(9)	Party A/data promotion platform may provide or display contents and reference cases on promotion content design, copywriting, advertising strategy, and product selection to Party B, or aggregate high-quality creative materials for Party B’s reference through product functions (hereinafter collectively referred to as “references”). Party B acknowledges and confirms that the intellectual property rights of the references belong to Party A or its original owner, and Party B will not use it in any way that infringes the rights and interests of Party A or a third party. The above-mentioned references are for Party B’s reference only, and shall not be deemed or understood as any license, authorization, commitment, or guarantee made by the Party A/data promotion platform for all or part of the references. Party B shall decide whether to learn from the references according to its own situation. Party B shall ensure that its behavior of referring and using the references complies with laws and regulations, and Party B shall bear the corresponding legal consequences.

12.	Limitation of liability: If Party A violates the obligations agreed in this Agreement and causes actual losses to Party B, Party A shall compensate Party B for the direct calculable actual losses, but the maximum amount of such liquidated damages and/or compensation shall not exceed 20% of the total amount of the order or data promotion plan involved in the breach.

13.	Special agreements for the data promotion of self-made programs and specific activities:

(1)	If Party B displays and promotes content materials and enjoys corresponding rights and interests in Party A’s self-produced programs and specific activities, Party B’s corresponding rights and interests will be reflected in the self-produced programs and specific activities (the specific rights and interests shall be confirmed by the Parties in writing or through email). The data promotion form shall be subject to the final expression form in the self-produced programs and specific activities. After the expiration of the data promotion period, Party A has the right to remove or replace Party B’s content materials and corresponding rights and interests. Unless otherwise agreed by the Parties, all intellectual property rights related to self-made programs and specific activities shall belong to Party A/Party A’s affiliates. Without Party A’s written consent, Party B shall not use the self-made programs and specific activities in any form in other promotion and advertising channels, or authorize any third party to use them or transfer them to any third party, otherwise, Party B shall be liable for compensation for all losses caused to Party A/Party A’s affiliates.

(2)	The intellectual property rights of the content materials provided by Party B to Party A are owned by Party B or Party B has obtained relevant legal authorization. Party B has the right and hereby irrevocably authorizes Party A and Party A’s affiliates to use the content materials worldwide, non-exclusively and sublicensibly in programs and specific activities, promotion activities for programs and specific activities, and promotion activities on traffic network platforms. Party A and its affiliates shall be entitled to modify, reproduce, adapt, translate, compile or make derivative products of the corresponding contents. Party A shall use the content materials provided by Party B in accordance with the purposes agreed upon by the Parties, and shall not abuse or infringe on Party B’s legitimate interests or degrade the image of Party B.

(3)	Party B knows and confirms that: Any situation where Party B’s rights and interests cannot be realized due to factors other than Party A’s reason or beyond Party A’s control, such as scheduling adjustment or unavailability to broadcast of self-produced programs or suspension and postponement of specific activities, shall not be considered as a breach of contract by Party A, and Party A shall not be liable to Party B for any compensation (including but not limited to compensation for errors, omissions, and losses). The Parties shall settle the actual expenses incurred according to the performed part under the Agreement (including but not limited to the consideration of the data promotion rights and interests resources used by Party B), and the production costs actually invested by Party A shall be settled through the Parties through a supplementary agreement.

(4)	Factors beyond control include but are not limited to: The programs, columns, and specific activities in which the project is advertised are not approved or permitted by the relevant government approval authorities; The laws, policies, or government regulatory requirements applicable during the cooperation period are changed or adjusted; Sports events, parties, and other events stopped or postponed due to force majeure, social public events, government requirements or control, resulting in failure to launch or delay of programs, columns, or specific activities; After modification or extension still cannot get administrative approval or pass filing review; Program, column, or specific activity is stopped; The implementation of the project content (including but not limited to the host, actors, guests, directors, and shooting environment) needs to be changed; Scheduling adjustments of programs and projects caused by relay of major events, news, or live programs by Party A’s broadcast channels, and equipment maintenance or overall revision.

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(5)	If offline activities are involved, Party B shall be responsible for the personal and property safety of personnel, materials and equipment of Party B and customers represented by Party B and cooperate in the management of the activity site (including but not limited to property management, safety, fire protection, and epidemic prevention).

(6)	If the data promotion cooperation of self-made programs and specific activities is suspended or terminated in advance due to reasons of Party B or its customers, Party B shall bear all the production costs of self-made programs and specific activities, and Party B shall be liable for compensation for all losses to Party A and its affiliates. Such reasons include but are not limited to: Unauthorized cancellation of cooperation by Party B or its customers; Illegal, negative events or improper behaviors of Party B, Party B’s customers, and/or relevant personnel of Party B and its customers (including but not limited to senior executives and spokespersons of Party B and/or its customers), and Party A judges that the continued cooperation will affect the reputation of Party A and/or its affiliates.

14.	Special agreement on programmatic PMP advertising: If Party A and Party B carry out programmatic PMP advertising cooperation, the Annex IV Terms of Programmatic PMP Advertising Cooperation shall be abided by.

Article VI Clauses on Anti-commercial Bribery

In order to protect the legitimate rights and interests of the Parties, ensure that the business dealings between the Parties conform to the principles of good faith and fair trade, and focus on establishing a long-term friendly business partnership to promote the development of the relationship between the Parties, the following agreements are reached through friendly negotiation:

1.	The commercial bribery referred to in this Article refers to all material and spiritual direct or indirect improper benefits offered, promised, induced, required, and received by Party B or its employees to/from any person (including but not limited to Party A’s employees), or behaviors or decisions that affect and/or attempts to affect any person in his/her position, or behaviors of improperly acquiring and retaining business, that may occur in the cooperation between the Parties.

2.	Party B or its employees shall not provide, offer, promise, induce, require, or receive (give or give at unfair value) any direct or indirect benefits outside the scope of cooperation business with/to/from any Party A’s employees, affiliated personnel or any third party in the name of Party B or employee’s own name, such benefits including but not limited to: direct and hidden deductions, cash, shopping cards, physical objects, securities, tourism, shares, dividends, cash gifts, gifts, entertainment tickets, special discounts or samples, travel, meals, entertainment paid by Party B, derivative benefits of cooperation businesses, or other material and non-material benefits.

3.	Conflict of interest described in the Agreement: Including but not limited to (1) Party B or its employees shall not provide any form of loans to Party A’s employees and affiliated personnel; (2) If Party B’s any shareholder, supervisor, manager, senior executive, leader of the cooperation project, or project member is Party A’s employee or affiliated personnel, the situation shall be truthfully and comprehensively notified to Party A in writing before cooperation and concerned personnel should take the initiative to avoid; (3) In the process of cooperation, Party B or its employees shall not allow Party A’s employees and their spouses to hold or have any third party hold Party B’s equity on behalf of them (except for the equity issued through the public securities exchange market and with a value lower than 0.1% of outstanding equity, funds directly or indirectly held without actual control, or shares held through a trust in which the beneficiary is not himself/herself or an affiliated person). Party B is obliged to disclose to Party A the existing or possible conflicts of interest in a timely manner and cooperate with Party A to take measures to eliminate the possible impact on the cooperation between the Parties.

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4.	Before engaging subcontractors or other representatives, Party B shall perform due diligence on its own to ensure that the enterprise is legal and has the qualification to perform the services. All agreements between Party B and any third party, including but not limited to subcontractors (whether the subcontractor is selected by Party B or designated by Party A), suppliers, agents, or other independent third parties have a cooperation relationship with Party B, must contain the representations or warranties of the third party, that is to guarantee that the third party will not offer, promise, require, or receive any improper advantage to/from any person for the purpose of affecting or attempting to affect the acts or decisions of any person or obtaining or retaining improper business or other advantages for its company. If the above-mentioned third party and its employees violate the corresponding provisions against commercial bribery and cause an impact on Party A, it shall be deemed that Party B violates the Agreement, and Party A has the right to require Party B to bear the liability for breach of contract in accordance with the Agreement.

5.	“Party B’s employees” in the Agreement refers to: (1) Any director, executive, or employee of Party B; (2) Any director, executive, and employee of any subsidiary or affiliate of Party B; (3) Any direct or indirect shareholder acting in the name of Party B; (4) Employees of any direct or indirect shareholders acting in the name of Party B. Party B’s employees guarantee to abide by the Agreement and relevant laws and regulations in all transactions and businesses with Party A according to the contract. Party B shall resist corruption by its employees and/or any third party. If Party B’s employees violate the provisions of the Agreement, it shall be deemed as Party B’s violation, and Party A has the right to require Party B to bear the liability for breach of contract.

6.	Party A has the right to consult or entrust a professional third party to consult Party B’s financial records related to the transactions under the contract and collect evidence of violations, including but not limited to reviewing relevant financial books, auditing and supervising the data promotion and execution documents related to data promotion agreements signed with Party B, orders, settlement statements, payment and related receipts, monitoring reports, and data promotion evaluation reports, and Interviewing relevant personnel. Party B shall maintain an internal control system to ensure the accuracy of financial statements and information, and reflect all activities and expenses under the contract in the financial records. Party B shall actively assist and cooperate with Party A in audits and reviews, and shall not refuse audits, conceal information, or provide false information. If Party A requires Party B to provide information during the investigation or audit, Party B shall actively cooperate and be responsible for the authenticity of the information provided. Within five years after the cancellation or termination of the Contract, Party B shall keep complete documents of all financial records and information related to the Contract, and Party A shall have the right to copy and keep the aforesaid records or documents.

7.	If Party B violates any of the above agreements or Party A has reasonable reasons to believe that Party B has the risk of violating the above agreements, including but not limited to Party B’s refusal to cooperate with audit and review, inaccurate financial records, false statements, or suspicion of bribery, Party A has the right to unilaterally terminate the contract with Party B in part or in whole, and the contract shall be terminated immediately when Party A sends a notice to Party B. Party B shall bear all the liabilities for breach of contract, and shall pay 30% of the total contract amount involved (if there is a higher proportion specified in relevant laws and regulations, the higher proportion shall apply) to Party A as liquidated damages, if the aforesaid liquidated damages are less than RMB 100,000, RMB 100,000 shall prevail. Party A has the right to directly deduct the liquidated damages payable by Party B from the contract payment. Party B shall indemnify, defend for and hold Party A harmless against all losses, damages, claims, and penalties suffered by Party A as a result thereof. If Party B violates the Agreement, Party A reserves the right to investigate Party B and Party B’s direct responsible person for civil and/or criminal liabilities.

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8.	If any of the following behaviors are found in business cooperation, Party B may report to Party A: Violation or attempt to violate the anti-commercial bribery agreement, or any laws and regulations on anti-commercial bribery, anti-embezzlement and anti-corruption, or Party A’s system; Involvement of Party A’s employees or/and affiliated personnel in bribery, encroachment, corruption, conflict of interest, counterfeiting, disclosure of secrets, dereliction of duty, abuse of power, and other illegal behaviors infringing the legitimate rights and interests of the Parties. Party A shall keep confidential any reporting behaviors and reporters; and for true and effective reports, Party A shall reward the reporter RMB 10,000 to RMB 1 million according to the relevant systems of Party A’s company and the specific conditions of the reporting event after the reported event is verified to be true.

9.	Party A’s special email addresses for reporting and complaint: [*] and [*].

Article VII Confidentiality and Intellectual Property Rights Clause

1.	Any information of one party acquired or known by the other party for the conclusion and performance of the Agreement shall be deemed as the proprietary information of the disclosing party. All Parties shall keep such proprietary information confidential and shall not disclose it to any person or entity without the prior written consent of the disclosing party. Unless otherwise required by the normal performance of obligations under the Agreement or national laws and regulations.

2.	Both parties shall be responsible for the confidentiality of the contents of the Agreement. Without the prior written consent of the other party, neither party may disclose the cooperation of both parties and the specific contents of the Agreement to any third party.

3.	Without Party A’s written permission, Party B and Party B’s affiliates shall not use the names, trademarks, trade names, brands, domain names, and websites of Party A and/or Party A’s affiliates or traffic network platforms, and shall not disclose matters related to the cooperation with Party A in their marketing, business cards, documents, websites, external publicity, and any other aspects, otherwise, it shall be deemed as an infringement of Party A’s rights. In case of such infringement, Party A has the right to suspend or terminate the Agreement and require Party B to take remedial measures (including but not limited to suspending the use and taking offline treatments), announce Party B’s breach of contract, and require Party B to compensate all losses caused to Party A and Party A’s affiliates.

4.	Party B confirms that: Party A, Party A’s affiliates and data promotion platform have the right to use the enterprise name, trademark, trade name, brand, label, logo, domain name, and website of Party B and its affiliates in marketing, business cards, documents, websites, and external publicity.

5.	Unless otherwise expressly agreed by the Parties, the signing and performance of the Agreement shall not result in the transfer of the original intellectual property rights of the Parties.

6.	The termination, cancellation, revocation, or invalidation of the Agreement shall not affect the validity of this confidentiality clause and its binding force on the Parties.

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Article VIII Force Majeure and Changes of Circumstances

1.	If Party A or Party B delays or fails to perform its obligations in part or in whole due to force majeure or changes in circumstances, it shall not be liable for breach of contract, but shall timely take measures to reduce losses caused by force majeure or changes in circumstances. Force majeure includes but is not limited to government control, adjustment of national policies, terrorist attacks, hacker attacks, natural disasters, public emergencies, wars, power outages, technical adjustment of telecommunication department, technical failures, and virus invasion. In the case of failure or delay to perform part or all of the Agreement due to the above-mentioned force majeure events, the Parties shall not bear any liability for breach of contract between each other.

2.	The following matters are changes of circumstances agreed in the Agreement:

(1)	The server is terminated. In case of the following circumstances, Party A may suspend the provision of data promotion services without notifying Party B.

1)	Force majeure caused by non-human factors such as emergency maintenance or overhaul of service equipment.

2)	Failure of basic telecommunication service.

3)	Termination of platform line service.

For the above circumstances, Party A will notify Party B within 12 hours after the occurrence of the circumstances.

(2)	The server of Party A/Party A’s affiliates cannot operate normally temporarily due to illegal attacks, and cannot be restored to use after Party A/Party A’s affiliates try their best to repair it.

(3)	Other significant changes in objective circumstances that are unforeseeable by the Parties when concluding the Agreement and are not caused by force majeure after the establishment of the Agreement.

3.	If the force majeure event or circumstance change lasts for 20 days or for more than 30 days accumulatively within the validity period of the Agreement, either party has the right to unilaterally terminate the Agreement in advance by written notice.

Article IX Supplement, Modification, and Dissolution of Agreement

1.	For matters not covered in the Agreement, Party A and Party B may sign a written supplementary agreement through negotiation. The written supplementary agreement sealed by both Parties shall have the same legal effect as the Agreement. In case of any conflict between the supplementary agreement and the Agreement, the supplementary agreement shall prevail.

2.	During the execution of the Agreement, Party A shall have the right to terminate the Agreement without bearing any liability for breach of contract by issuing a prior written notice to Party B at least one month in advance.

3.	Whether the Agreement is terminated in advance or not, the Parties shall complete the financial settlement and clarify their respective responsibilities. If Party B terminates the Agreement without authorization and causes losses to Party A, Party B shall compensate Party A for all losses.

4.	Upon the expiration of the Agreement, this Agreement may be renewed if the Parties reach an agreement through negotiation and sign a written agreement.

5.	If any clause in the Agreement is or becomes invalid or unenforceable in whole or in part for violating the law or governmental regulations or otherwise, such clause shall be deemed deleted. However, the deletion of this term shall not affect the legal effect of the Agreement and other clauses.

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Article X Commitment and Guarantee

1.	Party A guarantees that it has the legal qualification to engage in data promotion and the authority to sign the Agreement. Party B agrees that if Party A’s business scope or main business changes or there are other reasonable reasons, Party A has the right to transfer all its rights and obligations that have not been fulfilled under the Agreement to Party A’s affiliates at any time without affecting Party B’s rights and obligations, but Party A shall notify Party B in writing. “Party A’s affiliate” refers to any enterprise that controls Party A or is controlled by Party A or is jointly controlled by the same entity with Party A. “Control” means the direct or indirect ownership of more than fifty percent (50%) of the equity, voting rights, or management rights of an enterprise.

2.	Party B guarantees that it has the legal authority to promote Party B’s products and sign the Agreement. Regardless of the ownership of Party B’s products, Party B shall sign the Agreement in its own name and directly bear all legal responsibilities.

3.	Without the written consent of Party A, Party B shall not transfer the agency right or develop sub-agents. Party B shall not use its relationship with any third party as a reason for not performing the Agreement. Regardless of whether the Agreement is dissolved or terminated, the disputes between Party B and its customers shall be settled by Party B and its customers and Party B shall bear corresponding responsibilities. If Party B fails to properly settle the disputes with its customers, Party A has the right to temporarily withhold Party B’s security deposit and the balance (including cash balance, rebate amount, etc.) of the account of Party B and its customers. Party A shall not directly intervene in the disputes between Party B and its customers. If any losses are caused to Party A and its affiliates, Party B shall be liable for all losses.

4.	Party B shall perform reasonable, necessary and prudent security obligations to ensure the legitimacy and security of the promotion content, and ensure that it will not provide any content materials containing malicious software, spyware or any other malicious code in the data promotion, and will not violate or circumvent any laws, regulations, rules and national standards.

5.	During the validity period of the Agreement, if any in-service employee of Party A or its affiliates becomes a shareholder or senior executive of Party B, Party B promises to notify Party A in writing immediately, otherwise, Party A has the right to terminate the Agreement at any time in advance without bearing any responsibility.

6.	Party B shall not directly or indirectly induce, require, persuade or encourage employees of Party A and/or Party A’s affiliates to resign; Party B shall not establish or attempt to establish relationships, including but not limited to labor relations, business cooperation relationship or any other relationship directly or indirectly related to the interests and business of Party A and/or Party A’s affiliates. If Party B violates this article, Party A has the right to terminate the Agreement immediately, and Party B shall pay RMB 100,000 to Party A as liquidated damages. If the liquidated damages are insufficient to make up for the losses of Party A and Party A’s affiliates, Party B shall continue to compensate.

7.	Party B shall maintain a fair market competition environment and Party A’s unified management system, and shall not engage in vicious competition or other unfair competition with other agents of Party A.

8.	During the cooperation between the Parties, one party shall guarantee the service quality, and shall not damage the overall market image of the other party, nor engage in other acts that damage the other party’s interests.

9.	Party B promises that it shall not express or imply any substantial contact with Party A to others or express or imply that it is the agent of Party A and Ocean Engine in other ways without the written consent of Party A after the termination or cancellation of the Agreement with Party A.

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Article XI Dispute Settlement

1.	The Agreement is signed in Haidian District, Beijing. Any dispute arising from the Agreement shall be settled by the Parties through friendly negotiation. If negotiation fails, either party shall have the right to submit the dispute to the People’s Court of Haidian District, Beijing for litigation.

2.	The conclusion, performance and interpretation of the Agreement shall be governed by the laws of the People’s Republic of China.

Article XII Notice and Service

1.	Unless otherwise agreed in the Agreement, the notices, documents, and materials issued by Party A and Party B to each other due to the conclusion and performance of the Agreement (including but not limited to the Management Regulations on the Use of Ocean Engine and Related Brands by Ocean Engine Partners, the Management Specifications on Ocean Engine Business Partners, the Data Promotion Schedule, the Data Promotion Order, the Data Promotion Settlement Statement, and the notice of adjustment or change of third party monitoring agencies. The document name may change, and the actual document name adopted at that time shall prevail) are all parts of the Agreement, and have the same legal effect as the Agreement. The foregoing notices, documents, and materials can be delivered by mail, email, WeChat, contact phone, or the internal letter notice and publicity of the data promotion platform to the address listed on the first page. If it is sent by mail, it shall be deemed to have been delivered when arriving at the mailing address; if it is sent by e-mail, it shall be deemed as delivered within 24 hours from the time of sending.

2.	For disputes arising from the Agreement, the Parties confirm that the judicial authorities can serve the legal documents of litigation by any one or more of the contact methods agreed in the Agreement (including but not limited to mailing, sending e-mail or SMS to the contact address listed in the Agreement), and the delivery time shall be subject to the first delivery among the above delivery methods. Party A and Party B jointly confirm that the above delivery methods are applicable to all judicial stages, including but not limited to first instance, second instance, retrial, execution, and supervision procedures. At the same time, the Parties guarantee that the address for service is accurate and valid. If the address provided is inaccurate or the changed address is not notified in time, which makes the legal documents unable to be served or not served in time, they shall bear the possible legal consequences.

3.	For matters not covered herein, Party A and Party B may confirm them through the email of the contact persons listed on the first page. If one party changes its contact person or contact information, it shall notify the other party in writing 5 working days before the change, and the party changing the information shall bear all the consequences of failing to notify in time.

4.	In order to implement the Agreement, the Parties shall use the data promotion platform to deliver various notices and specifications, including but not limited to the release and publicity of notices, rules and policies such as data promotion review specifications, business partner management specifications, data promotion review and control rules, which shall be subject to the release and publicity of the data promotion platform. If notices, policies and specifications are sent through the data promotion platform, they shall be deemed to have been delivered and taken effect upon publicity by the platform, and shall be binding on Party B.

5.	If one party gives notice to the other party in multiple ways, the date of the earliest receipt of the notice by the other party shall be the date of service of the notice.

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Article XIII Effectiveness of the Agreement

1.	The Agreement and its annexes shall come into effect on the date when they are sealed by the Parties.

2.	The Agreement is made in duplicate, with each Party holding one copy, both of which shall have the same legal effect.

3.	This Agreement constitutes the entire agreement between Party A and Party B on the matters of the Agreement and supersedes any oral or written communication, statement, understanding, or agreement between the Parties on the matters of the Agreement before the signing of the Agreement.

(No text below)

Party A: Henan Ocean Engine Information Technology Co., Ltd.

(Seal of the Service Provider)

Date: January 1, 2023

Party B1: Beijing Haoxi Culture Media Co., Ltd.

(Seal of the Customer 1)

Date: January 1, 2023

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Annex:

Annex I:	Data Promotion Order
Annex II:	Data Promotion Settlement Statement
Annex III:	Personal Information Protection Commitment Letter
Annex IV:	Programmatic PMP Advertising Cooperation Terms

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Annex I: For reference only, the signing or email confirmation shall prevail at that time

Data Promotion Order

Agent:

Customer:

Project:

Period:

Data promotion service provider:

Sales:

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Annex II: For reference only, sign in this template

Data Promotion Settlement Statement

Party A provides Party B with data promotion services in accordance with the cooperation agreement (Agreement No.:    ) (the specific contract name shall be subject to the actual name signed, hereinafter referred to as the “Original Agreement”).

Issued on: MM/DD, 2023-MM/DD, 2023

Item summary:

Item No.	Item name	Start time	End time	Amount
/	/	/	/	/

Total amount of expenses (tax inclusive, in figures): /

Total amount of expenses (tax inclusive, in words): /

Total amount of VAT (in figures): /

Total amount of VAT (in words): /

Amount excluding tax (in figures): /

Amount excluding tax (in words): /

Note: The amount of VAT shall be subject to the amount listed in the actual invoice, and the total amount including tax shall remain unchanged.

Party B shall pay the data promotion expenses incurred by this settlement statement to Party A’s bank account agreed in the original agreement based on the original agreement signed by the Parties. Party B has confirmed that the data promotion information, release time, frequency and amount of the items involved in this settlement statement are correct. Party A shall provide Party B with legal and valid invoices of equal amounts according to the contents agreed by the Parties.

Invoice header of Party B:

The settlement statement has the same legal effect as the original agreement.

Party A:	Party B:

(Seal)	(Seal)

Date: MM/DD/YY	Date: MM/DD/YY

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Annex III: Personal Information Protection Commitment Letter

Personal Information Protection Commitment Letter

In order to comply with the provisions of laws and regulations related to the protection of personal information, Party B shall fully protect the personal information of relevant data subjects in the process of Party B entrusting Party A to provide data promotion services for its customers, and Party A, Party B and customers represented by Party B may jointly, independently process the relevant personal information or accept the entrustment to process such information. In the process of processing the aforesaid personal information, Party B and its customers are obliged to abide by the provisions of laws, regulations, rules and national standards related to personal information protection (hereinafter referred to as “Data Protection Requirements”) and fulfill the obligations of personal information protection, data security and confidentiality.

“Personal Information” under this Commitment Letter refers to all kinds of information related to the identified or identifiable natural persons recorded electronically or otherwise, but excluding anonymized information. The “processing” of personal information includes the collection, storage, use, processing, transmission, provision, disclosure, and deletion of personal information.

1.	Party B hereby promises and guarantees that it will require its customers to comply with data protection requirements and perform personal information protection, data security, confidentiality and other obligations with the following agreements not less than those in this Commitment Letter:

1)	The processing of personal information by the customer shall comply with the provisions of data protection requirements, strictly abide by the principles of legality, legitimacy, necessity and integrity of personal information processing, and only carry out corresponding processing activities within the scope of data promotion cooperation. In the process of processing personal information, customers shall follow the principles of openness and transparency, disclose the personal information processing rules to relevant data subjects, and specify the purpose, method and scope of processing. Data processing shall have a clear and reasonable purpose, and shall be directly related to the processing purpose and carried out to the minimum extent required to achieve the processing purpose. Data processing shall be carried out within the scope of authority of the data subject in a way that will minimize the impact on the personal rights and interests of the data subject, and shall avoid adverse effects on the rights and interests of the data subject due to inaccurate and incomplete personal information. If the relevant personal information is processed beyond the scope of authority of the data subject, the customer shall, in accordance with the provisions of the data protection requirements, obtain the authorization consent of the relevant data subject before processing, unless otherwise specified in the data protection requirements.

2)	If the customer is involved in the transmission of personal information to the data promotion platform, the customer shall comply with the data protection requirements before transmitting relevant personal information. Unless otherwise specified in the data protection requirements, the customer has fully informed the data subject of the legal content specified in the data protection requirements such as the type, processing purpose and processing method of the personal information involved in the personal information transmitted to the data promotion platform, and has met the transparency requirements, and has obtained the authorization and consent of the data subject.

3)	Customers uploading relevant personal information to the data promotion platform and using data promotion services will not violate data protection requirements, will not damage the legitimate rights and interests of Party A, Party A’s affiliates, relevant data subjects or subjects with relevant rights in data, and will not go beyond the scope that the data subjects or subjects with relevant rights in data have authorized and agreed to customers and any other relevant parties for relevant processing matters of customers.

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4)	If it is necessary based on the cooperation of data promotion services, and it involves the customer obtaining relevant personal information from the data promotion platform, the customer will process relevant personal information within the scope of data promotion cooperation in accordance with the data protection requirements, within the scope of authority of the data subject and according to the security rules/policies set by Party A and the data promotion platform, and must strictly ensure the security of relevant personal information. Without the written consent of Party A, the customer shall not subcontract the relevant personal information processing activities to any third party for processing. Subject to the provisions of this Article, the customer shall be solely responsible for the data processing activities of third parties. After the personal information processing activities specified in this Article are completed, unless otherwise specified by laws and regulations, the customer shall delete relevant personal information in time.

5)	Unless Party A’s written consent is obtained and strictly limited by the data protection requirements, the scope of authority of the data subject and the scope of the purpose of data promotion and cooperation, customers shall not share, provide, transfer or publicly disclose relevant personal information to third parties, nor shall they further process relevant personal information beyond the above scope. Subject to the provisions of this Article, if it is really necessary to transmit relevant personal information to a third party, the customer shall promise that such processing will not violate the data protection requirements, will not harm the legitimate rights and interests of Party A, Party A’s affiliates, relevant data subjects or subjects with relevant rights in data, and will not exceed the scope that the data subjects or subjects with relevant rights in data have authorized and agreed to the customer and any other relevant parties for the relevant processing of the customer, and the customer shall strictly restrict the processing behavior of third parties and ensure the security of personal information.

6)	In the process of data promotion and cooperation, customers may use relevant technical services (such as website construction services) of Party A or its affiliates. If the relevant technical services involve the collection or further processing of personal information of users/customers of Party A or its affiliates on any platform/product of Party A or its affiliates or other scenarios, the customer shall ensure that the relevant processing activities fully comply with the data protection requirements, including but not limited to that: The customer shall provide the relevant data subjects with privacy policies or similar documents in accordance with the provisions of the data protection requirements, inform them of the legal contents specified in the data protection requirements such as the type of data processed, the purpose and method of processing, obtain the authorization and consent of the relevant data subjects, and provide true and effective contact information of the customer to facilitate the relevant data subjects to exercise the relevant rights under the data protection requirements.

7)	Customer will not engage in any of the following acts or activities that are illegal or contrary to good social customs through the data promotion services under the Agreement and/or the use of the processing activities in relation to the data:

a)	Any act or activity related to obscenity, pornography, gambling, superstition, terrorism, violence, fraud, etc.

b)	Any act or activity related to the expression of discrimination against nationality, race, religion, disability, disease, etc.

c)	Any neutral technical analysis services (including analysis reports or other services) provided by Party A or Party A’s affiliates, which are used to further create a list of target audiences involving the above information or labels, output any analysis reports or use them to promote customers’ products/services or for other purposes.

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8)	One of the purposes of Party A’s data promotion services is to provide appropriate advertising and promotion services for the target audience and provide promotion channels for products/services for relevant customers, rather than improperly mine and intrude into the specific true identity of the relevant target audience. Therefore, it is not allowed to use personal information or label categories (such as name and ID number) that reflect the true identity of the target audience. At the same time, Party A does not want customers to take advantage of the dilemma of the target audience to obtain further commercial benefits through data promotion services. Therefore, Party A is not allowed to use personal information or label categories related to the personal dilemma of the data subject to infringe personal rights or treat personal rights unfairly. In addition, the target audience affected by social prejudice and discrimination may be negatively affected in accessing information and cannot be treated fairly. Therefore, Party A is not allowed to use biased and discriminatory personal information or labels, and based on this, use data promotion services for specific categories of products or services according to the above personal information or labels.

9)	The customer will not attempt to obtain the relevant personal information in an illegal manner or in a manner that undermines the security rules of Party A and the data promotion platform in violation of the data protection requirements.

10)	In order to comply with the provisions of data protection requirements and for the purpose of protecting the security of relevant personal information, the customer shall take relevant technical measures (such as encryption technology) to ensure the security of personal information during data transmission and processing, and the customer shall actively cooperate with Party A to process relevant personal information in a manner that meets the data protection requirements.

11)	The customer has the necessary organizational management system and technical measures that meet the data protection requirements to ensure the security of personal information. If a personal information security incident occurs or may occur (referring to the disclosure, damage, tampering, loss, unauthorized access and processing of personal information, and the resulting infringement on relevant rights and interests of the data subject), the customer shall immediately notify Party A in writing and take effective remedial measures at the first time. If the above-mentioned personal information security incidents are caused by the customer, the customer shall independently handle the disputes arising therefrom (including but not limited to complaints, administrative penalties, and litigation disputes), protect Party A, Party A’s affiliates, and relevant data subjects from infringement and losses, and bear all responsibilities.

12)	If required by Party A/the data promotion platform, the customer shall provide Party A with all necessary information in a timely manner to prove that the customer complies with the data protection requirements and processes personal information within the agreed scope of the Agreement and this Commitment Letter and the scope of authority of the data subject. The aforementioned necessary information includes but is not limited to the customer’s data security capability and the processing of personal information. The information/situation provided by the customer is true and accurate, without any falsehood or concealment. Party A has the right to conduct security audits of the customer’s data security and data processing, and the customer will actively cooperate.

13)	When the cooperation period of the Agreement expires or the data promotion service cooperation is terminated for any other reason, the customer promises to delete or destroy all personal information obtained from Party A/the data promotion platform, including original data, backup data, etc., and ensure that it cannot be recovered by technical means after deletion.

2.	When Party B processes personal information during the cooperation of the Agreement, Party B knows and agrees that the relevant obligations agreed in the Commitment Letter will also apply to Party B, and Party B promises to strictly abide by the requirements of the Commitment Letter.

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3.	If Party B and/or its customers violate this Commitment Letter, it shall be deemed as a serious breach of contract and/or infringement, and Party B and its customers shall bear joint and several liabilities to Party A. Party A shall have the right to require Party B and/or its customers to compensate Party A, Party A’s affiliates, data subjects or third parties for all losses suffered and have the right to unilaterally suspend or terminate Party B’s data promotion needs and any cooperation with Party B. Party B shall bear all legal responsibilities and shall be responsible for eliminating the impact and properly solving it.

4.	This Commitment Letter shall not be terminated or invalidated due to the invalidity, suspension or termination of the Agreement or data promotion cooperation.

Party B 1: Beijing Haoxi Culture Media Co., Ltd.

(seal of customer 1)

Date: January 1, 2023

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Annex IV: Programmatic PMP Advertising Cooperation Terms

Programmatic PMP Advertising Cooperation Terms

Party A and Party B shall carry out programmatic PMP advertising cooperation. According to the specific cooperation situation, the following articles shall apply to programmatic PMP advertising:

Article I Definition

1.	Traffic trading service refers to the service provided by Party A or its affiliates to the demand side for traffic supply, which may include but is not limited to traffic access, material placement, advertising monitoring, financial settlement, etc. The system providing traffic trading services is referred to as the “traffic trading system”.

2.	PMP refers to that Party A provides high-quality advertising space to limited advertisers or advertising operators, and the Parties agree on transaction contents such as unit price and advertising space through offline transactions and realize real-time intelligent advertising through programmatic interfacing. The system providing this type of traffic trading service is referred to as “PMP”, also known as Private Marketplace.

3.	Demand-Side Platform is an online advertising platform service system, which provides advertisers with promotion content delivery and optimization service systems, also known as DSP platform. Under the Agreement, the demand-side platform is Party B or the DSP platform designated by Party B in accordance with the Agreement.

4.	Media-Side Platform refers to a media service platform that integrates supply-side resources and provides programmatic advertising distribution and screening for media owners or managers, also known as SSP platform (Supply-Side Platform). Under the Agreement, the supply-side platform is Party A.

5.	Audience is the target group that the promotion content hopes to affect.

6.	Account refers to the unique number (“ACCOUNT ID”) that Party B identifies Party B or the DSP designated by Party B when using the service in the traffic trading system. The account name and password provided by Party B shall be associated with this account.

Article II Cooperation Content

1.	Party B can only place programmatic advertisements on the traffic trading service platform through the DSP platform that is confirmed by Party A in writing or by email and meets Party A’s standards and requirements, and connects with Party A’s traffic trading system in accordance with the technical specifications provided by Party A. Party A shall provide traffic trading services in accordance with the Agreement. Party B confirms that Party A has the right to adjust or reduce the DSP platform that meets Party A’s standards and requirements and notifies Party B in advance. This article shall not be deemed or constitute that Party A provides any guarantee for the DSP platform or assumes any responsibility for its actions.

2.	Party A has the right to adjust the pricing rules of traffic trading services and payment methods according to the actual situation, and relevant adjustments shall be communicated with Party B in advance. If Party B has any objection, Party A shall actively seek solutions with Party B. If Party B disagrees with the adjustment in writing, Party B may choose to terminate the Agreement.

Article III PMP Advertising Consumption Requirements and Payment Method

1.	On Party A’s PMP traffic trading service platform, Party B has the right to choose whether to return the advertisements to Party B’s customers through the DSP platform that meets the Agreement according to the placement method. At the same time, the Parties shall take each natural month as a settlement period, and Party B must ensure that the minimum monthly consumption of its settlement period is RMB 100,000 in each settlement period. If less than one natural month, the minimum consumption shall be calculated as one natural month. If Party B fails to meet the minimum consumption standard within a settlement period, Party B shall still settle according to the minimum consumption standard agreed in the Agreement. If Party A adjusts the minimum consumption amount, it shall promptly notify Party B, and the Parties confirm that the latest notice of Party A shall be implemented.

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2.	The advertising methods include but are not limited to BPG (Brand Programmatic Guarantee), PDB (Programmatic Direct Buying), PD (Prefer Deal), etc. The advertising methods of BPG and PDB shall be subject to the Data Promotion Order signed by both parties or confirmed by email for settlement; the Data Promotion Order confirmed by both parties with PD advertising method is only for reference, and the final settlement will be based on the actual consumption amount of Party B.

3.	Agreement on unit price: The unit price shall be subject to the current unit rate card of Party A.

4.	Payment mode:

(i)	For the PMP advertising promotion in the programmatic placement, Party B shall pay Party A the data promotion fee according to the following agreed period:

For payment before data promotion (i.e. prepayment), the promotion fee shall be paid by Party B and received by Party A before data promotion. Each calendar month shall be taken as a settlement period. The Parties shall timely calculate the promotion fee incurred in the previous settlement period within the current settlement period, and Party A shall timely provide Party B with an invoice of the equal amount after receiving the sealed order or the Data Promotion Settlement Statement issued by Party B.

Article IV Execution Terms of Party A’s Traffic Trading Service Platform

1.	Party B may only release the promotion content of Party B’s customers on Party A’s traffic trading system, and shall not transfer the promotion resources in the Agreement to release the promotion content of other platforms/systems.

2.	Party B guarantees that Party B and its customers are legally qualified to release the corresponding promotion contents. The relevant commodities and services in the promotion contents shall be legal, conform to the relevant national standards and regulations and pass the corresponding administrative examination and approval, and shall not be counterfeit and shoddy products, and shall not infringe the legitimate rights and interests of any third party. Party B is responsible for reviewing the relevant supporting materials that its customer should provide according to the law to ensure the legality of the promotion content.

3.	Party B shall ensure that it has obtained the consent of its customers to release the promotion content through Party A’s traffic trading system, and Party B shall review the government approval and relevant supporting documents required by customers to release the promotion content according to law.

4.	Party B shall review and submit supporting documents related to the promotion content as required by Party A before advertising, including but not limited to customers’ true information, trademark right certificate or authorization document, copyright certificate or authorization document, portrait right authorization certificate, approval number, inspection report and other qualification certification materials used to prove the authenticity, legality and validity of the promotion content.

5.	Party B shall guarantee that the promotion qualification and content complies with all applicable laws, regulations, rules, binding policies and Party A’s specifications on the promotion content (including but not limited to the Management Specifications on Ocean Engine Advertising).

6.	Party A will review and randomly inspect the promotion content uploaded by Party B. If it fails to meet Party A’s specifications, Party A has the right to unilaterally take measures such as stopping releasing the promotion content or suspending account transactions.

7.	If Party B’s promotion link address is infected by computer viruses, Party A has the right to suspend the release of the promotion content and notify Party B to remove viruses at the same time. The release of the promotion content can be resumed only after Party B removes viruses from the server and Party A confirms that the promotion link is safe. The suspension of the release of promotion content during this period shall not be deemed as Party A’s breach of contract. The loss of the suspension of the promotion content shall be borne by Party B itself, and Party A shall not supplement the release. Party B shall still pay Party A the full service fee in accordance with the contract.

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8.	In order to protect Party B’s rights and interests, Party A may suspend the provision of traffic trading services and notify Party B when abnormal activities are found in Party B’s own systems and accounts.

9.	Party B shall guarantee that the promotion content uploaded is consistent with the content on the landing page, and the overall effect will not cause misunderstanding among consumers. The landing page shall not be changed within the effective display time of the promotion content.

10.	If the promotion content of Party B or the DSP platform designated by Party B violates the Agreement, Party A and the cooperative websites have the right to refuse to release it or delete it at any time after release, and will not display all the promotion content uploaded by Party B or the DSP platform designated by Party B through system settings, even if Party B has successfully bid. At the same time, Party A has the right to require Party B to pay liquidated damages according to the standard of RMB 5,000 for each violation information, and the liquidated damages shall be paid separately by Party B. If the losses caused by Party A and/or the cooperative website due to Party B’s or Party B’s designated DSP platform information breach exceed RMB 5,000, Party B shall make additional compensation within 5 working days.

11.	Advertising data statistics: the same as the non-bidding data promotion data statistics in Article IV.III of Part II “General Provisions” of the Agreement.

Article V Rights and Obligations of the Parties

1.	Party B shall recharge, quote and upload promotion information in accordance with the specifications published by the traffic trading system. Any losses caused by Party B’s improper operation shall be borne by Party B. Improper operation includes but is not limited to failure to operate in accordance with the instructions, failure to operate in time, disclosure of passwords, bypassing of security programs and use of malicious computer programs.

2.	Party B understands and agrees that Party A and its affiliates has the right to save Party B’s information on the server of Party A’s affiliates according to law (including but not limited to the information release bit selected by Party B, the information content released by Party B, etc.).

3.	Party B acknowledges and agrees that Party A shall not make any express or implied commitment to the audience visits, promotion effects, business performance, etc. that Party B can obtain by using the traffic trading services.

4.	If Party B violates any guarantee or commitment of the Agreement, once Party A/the cooperative website finds out, the Internet audience files a complaint against Party B or the relevant management department investigates, etc., Party A has the right to unilaterally terminate the service to Party B immediately in addition to handling according to the Agreement.

5.	Party B shall provide Party A with the true and accurate identity, address, promotion qualification and other information of its customers, and Party B may enter the above information through the API or traffic trading system provided by Party A for verification by Party A. If Party B fails to submit in time or the submitted materials are incomplete or inaccurate, Party A has the right to refuse to release all promotion contents of the customer.

6.	Party B shall submit an application to Party A to modify the data in its account in Party A’s traffic trading system, which shall be verified by Party A before modification.

7.	The advertisement published and submitted by Party B on Party A’s traffic trading service platform must indicate the source of the advertisement.

8.	If Party A violates the obligations agreed in the Agreement and causes losses to Party B, the maximum limit of compensation shall be the bid price of Party B at that time (the maximum budget limit). If Party B violates the obligations agreed in the Agreement and causes losses to Party A, Party A’s affiliates and/or cooperative websites and other related third parties, Party B shall be liable for compensation for the losses, and Party A shall have the right to directly deduct corresponding payment from the advance payment paid by Party B, including but not limited to: the compensation agreed in this article, the liquidated damages agreed in the Management Specifications on Ocean Engine Advertising, the compensation, legal fees, attorney fees, notarial fees, etc. that must be paid according to law, and Party A has the right to immediately suspend or terminate the cooperation with Party B. If Party B fails to pay the advance payment to Party A or the advance payment is insufficient to compensate Party A, Party A’s affiliates and (or) cooperative websites and other related third parties for losses, Party A shall have the right to directly deduct from the payable rebates agreed in the Agreement and any other contracts signed by Party A and Party B; If the rebate amount is still insufficient, Party A shall have the right to require Party B to pay separately.

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9.	When Party B promotes data on Party A’s traffic trading service platform, it shall abide by the rules of the platform (including but not limited to the Management Specifications on Ocean Engine Advertising, operation specifications, assessment rules, etc.). When Party A’s platform rules are updated, Party A may inform Party B through website publicity, e-mail, internal notification, etc. If Party B violates Party A’s platform rules during promotion and release, Party B shall pay liquidated damages or compensation according to the instant rules of Party A’s platform. If Party B refuses to pay, Party A shall have the right to deduct it from the advance payment paid by Party B. If Party B fails to pay the advance payment to Party A or the advance payment paid by Party B is insufficient to compensate, Party A shall have the right to directly deduct it from the payable rebates agreed in the Agreement and any other contracts signed by Party A and Party B; If the rebate is still insufficient to offset Party A’s losses, Party B shall continue to compensate and Party A shall have the right to immediately suspend or terminate the cooperation with Party B and investigate Party B’s liability for breach of contract.

10.	Party B shall not change the promotion content page without permission during the release process, and shall be liable for compensation for breach of contract once found. For the first violation, Party B shall bear the liquidated damages of RMB 20,000; for the second violation, Party B shall bear the liquidated damages of RMB 100,000; for the third violation, Party B shall bear the liquidated damages of RMB 500,000; for the fourth violation, Party A shall have the right to permanently stop cooperation with Party B. If Party B changes the promotion content page without permission, resulting in the content being investigated by the relevant administrative authorities for violations of laws and regulations, Party B shall cooperate with Party A to make a truthful statement of the above situation. If the above liquidated damages are not sufficient to compensate Party A and Party A’s affiliates for losses, Party B shall continue to compensate.

11.	Party B and its DSP interface service provider shall not carry out unfair competition behaviors such as traffic hijacking by malicious programs, spyware or any other ways. If the traffic hijacking of Party B and/or its DSP platform damage the legitimate rights and interests of Party A and/or Party A’s users/customers, Party A shall have the right to require Party B and its DSP platform to bear all legal responsibilities.

12.	Party B shall, in accordance with the classification of advertisers and promotion contents required by Party A and the cooperation website of the traffic service platform, promise not to use the customers and promotion contents prohibited by the cooperation website for advertising bidding. Party B shall bear any losses caused to Party A, Party A’s affiliates or cooperative websites due to violation of this provision.

13.	Party A shall not be liable for any dispute arising from promotion between Party B and the media and end customers. Party A shall not establish any relationship with the customer and shall not charge any fees to the customer (unless otherwise agreed). Party B shall negotiate with customers on all matters such as fee collection, invoice issuance, fee refund and customer service, provide necessary technical support and guidance training for customers, and supervise customers to abide by the rules of Party A’s traffic trading service platform. Without the written consent of Party A, Party B shall not set up any terms or commitments related to Party A in any form.

14.	During the cooperation between the Parties, the traffic trading system and any information, materials, trading records and data provided by Party A are Party A’s trade secrets and all intellectual property rights belong to Party A. Party B shall guarantee to delete such information and data in a timely manner; unless otherwise agreed by Party A in writing, Party B shall not use (including but not limited to connect (or map), copy, spread, process, analyze, reuse and release) the above information and data for other purposes beyond the Agreement, regardless of whether the above information and data are taken as a whole, a separate fragment or combined with other information and data.

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15.	Party B agrees that Party A shall not bear any responsibility under the following circumstances: (1) Services are not provided not due to Party A’s intention or negligence; (2) Party B and/or any third party suffers losses due to Party B’s intentional or negligent acts; (3) Party B violates the Agreement, or other deals, contracts and/or agreements with Party A, or violates platform rules such as Party A’s release. (No text below)

Date: January 1, 2023

Party A: Henan Ocean Engine Information Technology Co., Ltd. (seal of service provider)

Date: January 1, 2023

Party B 1: Beijing Haoxi Culture Media Co., Ltd. (seal of customer 1)

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